Posting Supplement No. 40 dated September 7, 2009 to Prospectus dated July 30, 2009	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated July 30, 2009 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated July 30, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 362396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
362396	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 362396. Member loan 362396 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,367 / month
Current employer:	Clorox Sales Company	Debt-to-income ratio:	24.94%
Length of employment:	5 years	Location:	Normandy Park, WA

Home town:	Oakland
Current & past employers:	Clorox Sales Company
Education:	University of California-Santa Cruz (UCSC)

This borrower member posted the following loan description, which has not been verified:

I would use this loan to consolidate 3 credit cards, which have $20,000 on them. I accumulated this debt during graduate school and would like to pay it off as quickly as I obtained it. It is almost impossible to get ahead trying to make 3 payments and taking care of my family obligations. I am gainfully employed and have been at the same company for 5 years. I do not have any issues with meeting my monthly obligations. Yet, paying 3 different cards each months is making it difficult to reach my goal of being credit card debt free. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on November 6, 2008:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	24
Revolving Credit Balance:	$27,160.00	Public Records On File:	0
Revolving Line Utilization:	65.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 369990

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
369990	$12,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 369990. Member loan 369990 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	barlow respiratory hospital	Debt-to-income ratio:	9.62%
Length of employment:	4 years	Location:	ALHAMBRA, CA

Home town:	los angeles
Current & past employers:	barlow respiratory hospital
Education:	East Los Angeles College

This borrower member posted the following loan description, which has not been verified:

cosolidate my cards

A credit bureau reported the following information about this borrower member on January 16, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,672.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 374862

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
374862	$2,400	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 374862. Member loan 374862 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	teh bromfield grp	Debt-to-income ratio:	21.75%
Length of employment:	5 years 8 months	Location:	south boston, MA

Home town:	South Boston
Current & past employers:	teh bromfield grp, the bromfield grp
Education:	none

This borrower member posted the following loan description, which has not been verified:

have to take a trip to my country as sonn as possible

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$14,118.00	Public Records On File:	0
Revolving Line Utilization:	64.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 383762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
383762	$6,700	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 383762. Member loan 383762 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,312 / month
Current employer:	L'Oreal USA	Debt-to-income ratio:	12.74%
Length of employment:	9 years 8 months	Location:	MANCHESTER TOWNSHIP, NJ

Home town:	Rochester
Current & past employers:	L'Oreal USA
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

Consolidate high intrest credit card

A credit bureau reported the following information about this borrower member on March 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	38
Revolving Credit Balance:	$71,116.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 385769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
385769	$5,075	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 385769. Member loan 385769 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Macy's	Debt-to-income ratio:	19.68%
Length of employment:	6 months	Location:	LONGMONT, CO

Home town:	Wichita
Current & past employers:	Macy's, First Bank, Intellegent Office
Education:	Front Range Community College

This borrower member posted the following loan description, which has not been verified:

I have excellent credit and always make payments on time.

A credit bureau reported the following information about this borrower member on March 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,058.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 393617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
393617	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 393617. Member loan 393617 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Get Fit , Feel Fine	Debt-to-income ratio:	0.65%
Length of employment:	4 years 4 months	Location:	Harker Heights, TX

Home town:	Samoa
Current & past employers:	Get Fit , Feel Fine, Favor Autos
Education:

This borrower member posted the following loan description, which has not been verified:

To pay off a credit card and to invest in my business.

A credit bureau reported the following information about this borrower member on April 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,142.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408181	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408181. Member loan 408181 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Titan Reinforcing LLC	Debt-to-income ratio:	22.81%
Length of employment:	1 year 2 months	Location:	Miami, FL

Home town:	Rockwood
Current & past employers:	Titan Reinforcing LLC, Baker Concrete
Education:	Miami Southridge Senior High

This borrower member posted the following loan description, which has not been verified:

need help to get my head above water

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,619.00	Public Records On File:	1
Revolving Line Utilization:	74.30%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410422	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410422. Member loan 410422 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Derbyshire Machine and Tool Co	Debt-to-income ratio:	7.80%
Length of employment:	11 years 5 months	Location:	Telford, PA

Home town:	Abington
Current & past employers:	Derbyshire Machine and Tool Co, BEC Machine Products
Education:	Spring Garden College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate and eliminate all credit cards. To have all paid in one managable monthly payment.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1988	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,918.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 414664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
414664	$10,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 414664. Member loan 414664 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	asante	Debt-to-income ratio:	19.81%
Length of employment:	8 months	Location:	white city, OR

Home town:	eureka
Current & past employers:	asante, lithia
Education:	oregon state

This borrower member posted the following loan description, which has not been verified:

I would like to pay off all credit cards aside from my Bank of America card in which I have a 4.99% fixed rate for 2 more years. I am wanting to consolidate it into one payment so I can get this debt paid off.

A credit bureau reported the following information about this borrower member on June 9, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,875.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 425051

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
425051	$12,000	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 425051. Member loan 425051 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,417 / month
Current employer:	Self Employed	Debt-to-income ratio:	11.94%
Length of employment:	4 years	Location:	Glenwood Springs, CO

Home town:	Glenwood Springs
Current & past employers:	Self Employed
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking for money to purchase an established business and its equipment that provides the service of parking lot light and sign maintenance and repair. Purchase includes a bucket truck, tools, trade name, client list, job orders and training. This is the only business in the area that specializes in providing this service. The service area includes 2 resort communities as well as 7 other towns. The current owner wants to retire. The business has continued to do well despite our current economy and there is room to expand.

A credit bureau reported the following information about this borrower member on July 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	67
Revolving Credit Balance:	$13,583.00	Public Records On File:	0
Revolving Line Utilization:	26.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 427868

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
427868	$8,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 427868. Member loan 427868 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,377 / month
Current employer:	us security associates	Debt-to-income ratio:	0.00%
Length of employment:	6 years 1 month	Location:	pittsburg, CA

Home town:	tailevu
Current & past employers:	us security associates, mary mount green hills retirement center
Education:

This borrower member posted the following loan description, which has not been verified:

I am a hard working man who has had some bad luck recently. My son at the beginning of this year was involved in a really bad car accident and was severly injured. The driver of the car did not have enough insurance to pay for all of the medical expenses. They also did not have the money to pay for them theirselves therefore we got stuck with the reality that our son had thousands in medical bills left to pay and we were his only means of paying them. We have paid most of them off but still need to pay off the other 5000. We are very responsible and have no late bills or unpaid bills. This will help us move on from this life altering experience. I also will use the other 3000 to pay off some bills that have been adding up from paying the minimum to afford my sons healthcare.

A credit bureau reported the following information about this borrower member on July 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 430014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430014	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430014. Member loan 430014 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	American Music Theatre	Debt-to-income ratio:	1.20%
Length of employment:	1 year	Location:	strasburg, PA

Home town:	Lancaster
Current & past employers:	American Music Theatre, Show Stopper Inc.
Education:	Full Sail Real World Education

This borrower member posted the following loan description, which has not been verified:

The reason for asking to borrow this money is to pay back taxes as well as debt incurred while attmpting to start my own business. Review of my credit report will show that I am very good about making payments. I have a sense of responsibilty to pay back in full anything I have ever borrowed.

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,318.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 430043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430043	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430043. Member loan 430043 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Capital Pharmaceutical	Debt-to-income ratio:	16.80%
Length of employment:	10 years	Location:	Powell, OH

Home town:	Delaware
Current & past employers:	Capital Pharmaceutical
Education:	Ohio State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I want to pay off my credit cards!!

A credit bureau reported the following information about this borrower member on July 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$41,959.00	Public Records On File:	0
Revolving Line Utilization:	66.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 430078

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
430078	$9,925	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 430078. Member loan 430078 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Amega Scientific Corp	Debt-to-income ratio:	12.67%
Length of employment:	4 years 3 months	Location:	Marlton, NJ

Home town:	Berlin
Current & past employers:	Amega Scientific Corp, Virtua Health
Education:	The Richard Stockton College of New Jersey

This borrower member posted the following loan description, which has not been verified:

This loan is for wedding expenses and consolidate debt

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	11
Revolving Credit Balance:	$696.00	Public Records On File:	0
Revolving Line Utilization:	2.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 432853

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
432853	$15,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 432853. Member loan 432853 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Best Buy Co. Inc.	Debt-to-income ratio:	21.36%
Length of employment:	6 years 2 months	Location:	Slidell, LA

Home town:	Lafayette
Current & past employers:	Best Buy Co. Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

After recently getting married, my wife and I realized that consolidating our credit card debt would make life easier. We have never been late on any payments, but making so many multiple payments each month is a hassle. Also, we figure paying normal people interest each month is better than paying the banks. This loan would allow us to pay off debt faster, and pay less interest. I do expect to pay this loan off early.

A credit bureau reported the following information about this borrower member on August 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,872.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 433848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
433848	$8,725	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 433848. Member loan 433848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,417 / month
Current employer:	Panera Bread LLC.	Debt-to-income ratio:	20.31%
Length of employment:	5 years	Location:	WARREN, OH

Home town:	Warren
Current & past employers:	Panera Bread LLC., Warren Baking Company
Education:

This borrower member posted the following loan description, which has not been verified:

I really need the whole amount for this to be effective for me.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	30
Revolving Credit Balance:	$5,830.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 434295

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
434295	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 434295. Member loan 434295 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	Wave Hill Breads	Debt-to-income ratio:	5.24%
Length of employment:	1 year 2 months	Location:	STRATFORD, CT

Home town:	Stamford
Current & past employers:	Wave Hill Breads, Stamford Public Schools, Curtian Call
Education:	UCONN

This borrower member posted the following loan description, which has not been verified:

Need money to replace the 50 year old boiler that started leaking gas not long ago and is a hazard and energy hog. Will use the money to replace the boiler and hot water heater with a much more efficient and environmentally friendly model. Also need it pay for my fathers headstone. I am very responsible and work full time. I have never missed a payment on anything.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,117.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 435270

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435270	$7,200	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435270. Member loan 435270 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Self	Debt-to-income ratio:	11.09%
Length of employment:	35 years 9 months	Location:	hollister, MO

Home town:	longbeach
Current & past employers:	Self, self
Education:	los angeles college of chiropractic

This borrower member posted the following loan description, which has not been verified:

hello

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$632.00	Public Records On File:	0
Revolving Line Utilization:	12.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 435783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
435783	$5,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 435783. Member loan 435783 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Quiktrip	Debt-to-income ratio:	18.53%
Length of employment:	4 months	Location:	WENTZVILLE, MO

Home town:	Kirksville
Current & past employers:	Quiktrip, Rent A Center
Education:	Northwest Missouri State University

This borrower member posted the following loan description, which has not been verified:

Need loan to pay for wedding expenses

A credit bureau reported the following information about this borrower member on August 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,575.00	Public Records On File:	0
Revolving Line Utilization:	7.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 436101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436101	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436101. Member loan 436101 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Self employed	Debt-to-income ratio:	16.76%
Length of employment:	7 years 8 months	Location:	Annapolis, MD

Home town:	Silver Spring
Current & past employers:	Self employed
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

Professional financial planning practice seeks financing for expansion of office space and staff.

A credit bureau reported the following information about this borrower member on August 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$210,913.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436117

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436117	$9,875	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436117. Member loan 436117 was requested on August 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Gandinnovations	Debt-to-income ratio:	9.01%
Length of employment:	3 years 3 months	Location:	BAYONNE, NJ

Home town:
Current & past employers:	Gandinnovations
Education:	Fairleigh Dickinson University-Metropolitan Campus

This borrower member posted the following loan description, which has not been verified:

Hello Investors, my loan requirements of 10k for 3 years is for purchase of a used wide format printing system which I will use to get started up in producing advertisements for local and non local businesses. I have worked over 30 years in this field as a Service Tech, and I have jobs secured for this industry, my son who is a graphic designer will take care of this side business along with my experience and help. So it is not just a loan it is an investment for a startup with high percentages of the loan paying by itself with this purchase.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,040.00	Public Records On File:	0
Revolving Line Utilization:	12.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436271

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436271	$20,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436271. Member loan 436271 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,187 / month
Current employer:	Gordy's Courier Service	Debt-to-income ratio:	9.19%
Length of employment:	4 years 6 months	Location:	Eugene, OR

Home town:	Eugene
Current & past employers:	Gordy's Courier Service
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to use this loan to pay off my high interest debt and also use some of the funds to invest in my courier service business. I am a good and responsible candidate for this loan because I pay my bills on time and have reliable and sufficient income to more than cover my living expenses and bills.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,129.00	Public Records On File:	0
Revolving Line Utilization:	83.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 436449

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436449	$15,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436449. Member loan 436449 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,583 / month
Current employer:	BE and k Inc. a KBR company	Debt-to-income ratio:	15.57%
Length of employment:	19 years 2 months	Location:	GARDENDALE, AL

Home town:	Gardendale
Current & past employers:	BE and k Inc. a KBR company
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off my bills so i can build a home.

A credit bureau reported the following information about this borrower member on August 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	38
Revolving Credit Balance:	$16,430.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436687

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436687	$3,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436687. Member loan 436687 was requested on August 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Schlotzsky's Deli	Debt-to-income ratio:	0.00%
Length of employment:	2 years 6 months	Location:	WACO, TX

Home town:	Corsicana
Current & past employers:	Schlotzsky's Deli, Germania Insurance, Inc.
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to finance my education with Baylor University. I have two semesters left before I graduate and my financial aid won't cover all of my expenses. I am working part-time to pay for my rent and living expenses, and the amount I make will also cover the payments on this loan.

A credit bureau reported the following information about this borrower member on August 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,717.00	Public Records On File:	0
Revolving Line Utilization:	32.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436807

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436807	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436807. Member loan 436807 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Lockheed Martin Corp.	Debt-to-income ratio:	15.80%
Length of employment:	9 years 6 months	Location:	Colorado Springs, CO

Home town:	Denver
Current & past employers:	Lockheed Martin Corp., US Army
Education:	Colorado Technical University, National American University-Colorado Springs

This borrower member posted the following loan description, which has not been verified:

My wife and I are trying to consolidate our high interest credit card debt. Due to the sweeping credit card changes most of our card limits were dropped and or rates were hiked, in some cases by as much as 12%. This drove down our credit score. I would like to consolidate these cards into one loan and lose the high interest payments. We are very reliable and financially responsible, thank you for your help.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	53
Revolving Credit Balance:	$68,723.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 436891

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436891	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436891. Member loan 436891 was requested on August 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,500 / month
Current employer:	Los Angeles County	Debt-to-income ratio:	1.34%
Length of employment:	22 years 9 months	Location:	Glendale, CA

Home town:	Atascadero
Current & past employers:	Los Angeles County
Education:	Centralia Community College, Knapp Business College

This borrower member posted the following loan description, which has not been verified:

Employed with the same employer, Los Angeles County for 23 years. Plan to work at least seven more years since my health is very good. Need to take a MUCH needed vacation. Spend my childhood in Europe (was an Army Brat) and want to take a long vacation back to Germany. Also need to make some repairs to my vehicle.

A credit bureau reported the following information about this borrower member on August 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	7
Revolving Credit Balance:	$4,611.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 436914

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
436914	$15,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 436914. Member loan 436914 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,131 / month
Current employer:	Virtua	Debt-to-income ratio:	15.42%
Length of employment:	11 months	Location:	MARLTON, NJ

Home town:	Marlton
Current & past employers:	Virtua, The Sand Stand
Education:	undefined

This borrower member posted the following loan description, which has not been verified:

the purpose of this loan is to help pay for my wedding expenses that I will be unable to cover otherwise - thank you!

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,724.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437119	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437119. Member loan 437119 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,333 / month
Current employer:	SGS North America	Debt-to-income ratio:	10.13%
Length of employment:	10 years 3 months	Location:	Chester, SC

Home town:	Chester
Current & past employers:	SGS North America, SGS North America OG&C
Education:	Trevecca Nazarene University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate two credit cards so that I may get out of debt quicker. I have always taken my debt serious and have a great credit history of paying on time and not being late. My credit history speaks for itself. I have always been a very reliable and responsible person when it comes to my financial situation. I have a son who is in college and he did not start right out of HS. He wasted time and opportunity. He has no one else to help him. I hope to use some of the loan to help. I hope you can help me in this time of need. Thanks, Terry

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	70
Revolving Credit Balance:	$12,247.00	Public Records On File:	0
Revolving Line Utilization:	45.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437128	$12,300	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437128. Member loan 437128 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Marlin Crawler	Debt-to-income ratio:	23.10%
Length of employment:	28 years 8 months	Location:	fresno, CA

Home town:	Tujunga
Current & past employers:	Marlin Crawler
Education:	Pacific Union College

This borrower member posted the following loan description, which has not been verified:

I feel that I am a good candidate for a better rate. I make my payments on time!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1977	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$190,153.00	Public Records On File:	0
Revolving Line Utilization:	39.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437160

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437160	$15,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437160. Member loan 437160 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Southwest Racquetball & Fitness	Debt-to-income ratio:	8.78%
Length of employment:	10 years 1 month	Location:	odessa, TX

Home town:	alton
Current & past employers:	Southwest Racquetball & Fitness, Pason systems USA
Education:	Odessa College

This borrower member posted the following loan description, which has not been verified:

The money will be used for a variety of things to increase the membership of our racquetball club for our tenth year aniversary. The primary use of the money will be to cover additional tempory staff to help with the membership drive and the cost of the printed materials and distribution, in our area of concentration. According to our previous membership programs we have run in the same time period, we should get a return of about 1.5% on our distributed materials, which should result in generating an additional $3000 - $4000 a month in gym revenue. thank you for your time and support Harley Gwyn owner Southwest Racquetball & Fitness 5000 Hanover Dr Odessa TX 79761

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$479.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437167

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437167	$20,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437167. Member loan 437167 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,372 / month
Current employer:	Unemployed / Disabled	Debt-to-income ratio:	17.36%
Length of employment:	8 years 6 months	Location:	Interlachen, FL

Home town:	Tampa
Current & past employers:	Unemployed / Disabled, Hudson Pulp & Paper Mill /Gerogia Pacific
Education:	St Johns Community College / (only one term )

This borrower member posted the following loan description, which has not been verified:

Lenders,I'm a disabled Vietnam vet with some high interest debt.I want to pay off my high interest debt ,then pay off my lower interest debt.My credit scores are good now.I want to buy a house. THANKYOU!!!!!

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$991.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437224

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437224	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437224. Member loan 437224 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,190 / month
Current employer:	Littler Mendelson PC	Debt-to-income ratio:	7.78%
Length of employment:	3 years 8 months	Location:	SAN DIEGO, CA

Home town:	Takoma Park
Current & past employers:	Littler Mendelson PC, Spiegel & McDiarmid, LLP, Brann Williams Caldwell & Sheetz, Quarles & Brady, LLP
Education:	Montgomery Community College, University of Maryland-College Park, Phoenix College

This borrower member posted the following loan description, which has not been verified:

I never skip a beat when it comes to my financial obligations. I simply want a more defined path to paying off my debt, which will keep me moving in the direction of home ownership. I believe a term loan would be helpful with that process. I also intend to make supplemental payments to expedite pay-off. My work history is solid with virtually no unplanned time off or leaves of absences. Due to my historically high level of commitment to my creditors, I consider myself to be very low risk. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,316.00	Public Records On File:	0
Revolving Line Utilization:	33.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437349

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437349	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437349. Member loan 437349 was requested on August 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,852 / month
Current employer:	Aker Solutions	Debt-to-income ratio:	13.84%
Length of employment:	20 years 9 months	Location:	Crestwood, KY

Home town:	Evansville
Current & past employers:	Aker Solutions
Education:	Sullivan University, University of Southern Indiana

This borrower member posted the following loan description, which has not been verified:

Upon receipt of funding, I will consolidate several loans into one payment. I have never had a late payment in 26 years of credit history and have a good FICA score.

A credit bureau reported the following information about this borrower member on August 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,233.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437508	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437508. Member loan 437508 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Ohio Attorney General's Office	Debt-to-income ratio:	15.91%
Length of employment:	1 year 9 months	Location:	New Albany, OH

Home town:	Taipei
Current & past employers:	Ohio Attorney General's Office
Education:	Univ of Texas at Dallas

This borrower member posted the following loan description, which has not been verified:

credit card debt consolidation

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,870.00	Public Records On File:	0
Revolving Line Utilization:	12.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 437572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437572	$18,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437572. Member loan 437572 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	J. Brown Realty Development	Debt-to-income ratio:	18.16%
Length of employment:	12 years	Location:	Andover, MA

Home town:
Current & past employers:	J. Brown Realty Development
Education:	Boston University

This borrower member posted the following loan description, which has not been verified:

Hi: I am in the final year of my undergraduate education and I need $18,000 as my financial aid has fallen short. Kindly, consider my application, I have excellent credit (720 plus fico) on my credit report and I am more than able to pay the loan back. Best, Steve Kipuros

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	27
Revolving Credit Balance:	$21,383.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 437589

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437589	$16,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437589. Member loan 437589 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	SUPER FRESH/ A&P TEA CO. INC.	Debt-to-income ratio:	23.10%
Length of employment:	17 years	Location:	OCEAN VIEW, DE

Home town:	TRENTON
Current & past employers:	SUPER FRESH/ A&P TEA CO. INC., SHOPRITE FOOD MKTS.
Education:	University of the Sciences in Philadelphia

This borrower member posted the following loan description, which has not been verified:

I have good credit & have always paid my bills on time & over amount due when allowed. I am trying to build up a cash reserve quickly & would like to use a loan to reach goal.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	56	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$78,633.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437645

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437645	$5,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437645. Member loan 437645 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	Childrens Hospital of Phila	Debt-to-income ratio:	2.05%
Length of employment:	1 year	Location:	LANSDOWNE, PA

Home town:	Darby
Current & past employers:	Childrens Hospital of Phila, Family Chrysler Jeep
Education:	Delaware County Community College

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to purchase new furniture for my new home. I am a single father of two boys and I am utilizing this loan to purchase needed furniture and other furnishings for my new home. I am a hard worker who has a strong credit history. I have made a few late payments in the past but they occurred when I had seperated from my ex wife and had lost my job at that time. I have no outstanding debt and even tho they were a few months late they were all satisfied in full. Since that unfortunate incident I have again proved my credit worthiness by not missing any payments and again building my credit even stronger. I also live with my girlfriend who is gainfully employed as a registered nurse. Thank you affording me this loan.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	28	Months Since Last Delinquency:	4
Revolving Credit Balance:	$2,401.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 437769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437769	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437769. Member loan 437769 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Flipchip International	Debt-to-income ratio:	11.55%
Length of employment:	4 years 4 months	Location:	Phoenix, AZ

Home town:	Cedar Rapids
Current & past employers:	Flipchip International, Laminate Technology
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a high interest loan and have some extra cash for any emrgency that may come up.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	19
Revolving Credit Balance:	$17,250.00	Public Records On File:	0
Revolving Line Utilization:	78.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437778	$6,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437778. Member loan 437778 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Big Lots Inc.	Debt-to-income ratio:	15.65%
Length of employment:	4 years 6 months	Location:	hawthorne, CA

Home town:	Los Angeles
Current & past employers:	Big Lots Inc., Bed Bath & Beyond, Macy's Inc.
Education:	Cerritos College

This borrower member posted the following loan description, which has not been verified:

I plan to use the requested amount to payoff 3 credit cards that I no longer use. I have a handle on my monthly bills, but this loan would reduce my monthly expenses by $200. In addition, my husband and I have a 24 hour fitness account which we pay a combined $75/month. If I were to change my account and pay 24 hour fitness for 3 years @ $1300, each year afterward I would only spend a combine $50/year. The comparison over ten years is $9,000 now or only $1,650, that's a huge difference and savings. Also, I would no longer have the monthly expense of $75. In total I would save approx. $300 a month. I'm currently a store manager, and have learned a lot about budgets. I was referred by a friend who was in a similar situation. They are doing great, and based on my analysis I would save about $3,600 a year.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	10
Revolving Credit Balance:	$1,824.00	Public Records On File:	0
Revolving Line Utilization:	67.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437782	$9,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437782. Member loan 437782 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Robert Half International	Debt-to-income ratio:	18.93%
Length of employment:	8 months	Location:	DALLAS, TX

Home town:	Arlington
Current & past employers:	Robert Half International, insight global inc.
Education:	University of Oklahoma Norman Campus

This borrower member posted the following loan description, which has not been verified:

refinancing credit card

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,576.00	Public Records On File:	0
Revolving Line Utilization:	72.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437821

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437821	$8,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437821. Member loan 437821 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Atkinson Industries inc	Debt-to-income ratio:	19.87%
Length of employment:	11 years	Location:	Pittsburg, KS

Home town:
Current & past employers:	Atkinson Industries inc
Education:

This borrower member posted the following loan description, which has not been verified:

I own two adjacent parcels of land, 12 acres total. one contains current home. Due to county zoning laws, in order for adjacent property to be approved for building a home on, , we are required to replot acreage , I need to pay off $35k home equity loan in order to file new legal descriptions. I have $25k of that amount. I will then re-finance home equity loan on house and new land designation and pay off this short term loan. If this is satisfactory , I may make another application for develooment of the second parcel of land.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	2
Revolving Credit Balance:	$16,410.00	Public Records On File:	1
Revolving Line Utilization:	37.20%	Months Since Last Record:	101
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437836

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437836	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437836. Member loan 437836 was requested on August 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	COATES ACCOUNTANCY CORPORATION	Debt-to-income ratio:	24.97%
Length of employment:	8 months	Location:	PLEASANTON, CA

Home town:	Santa Barbara
Current & past employers:	COATES ACCOUNTANCY CORPORATION, SELF EMPLOYED
Education:	Fresno Pacific University

This borrower member posted the following loan description, which has not been verified:

My wife and I just had our second child and our only goal is for the next few years is to get fiscally fit. We are never late on payments and have never defaulted on anything. All of the debt came from a prior business which was closed this year. I am now employed at a great CPA firm and the future never looked brighter.

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$120,718.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437865

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437865	$16,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437865. Member loan 437865 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Tech Resources, Inc./InvestEdge	Debt-to-income ratio:	19.80%
Length of employment:	1 year 5 months	Location:	Dublin, OH

Home town:	Lima
Current & past employers:	Tech Resources, Inc./InvestEdge, OCLC, Online Computer Library Center
Education:	Ohio University

This borrower member posted the following loan description, which has not been verified:

Hello, I am asking that you invest, so that I can pay off high credit card debt that I acquired while paying for school. While I have a wonderful job, it is simply not enough for me to make more than the minimum payment on each card at the moment. Paying off these cards will enable me to purchase my home, and have stability in my life. I greatly appreciate you taking on this endeavour.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,931.00	Public Records On File:	0
Revolving Line Utilization:	75.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437870

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437870	$3,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437870. Member loan 437870 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Gatehouse Management	Debt-to-income ratio:	12.08%
Length of employment:	3 years 10 months	Location:	miami, FL

Home town:	Miami Beach
Current & past employers:	Gatehouse Management
Education:

This borrower member posted the following loan description, which has not been verified:

I need a loan

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1972	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,479.00	Public Records On File:	0
Revolving Line Utilization:	82.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437885	$3,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437885. Member loan 437885 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,400 / month
Current employer:	CAMC	Debt-to-income ratio:	20.94%
Length of employment:	4 months	Location:	South Charleston, WV

Home town:	Charleston
Current & past employers:	CAMC, WVU Hospitals
Education:	West Virginia University

This borrower member posted the following loan description, which has not been verified:

I'm a 25yr old young professional, looking for a small loan to offset the cost of an engagement ring. I recently purchased my first home on my own, and would like to take the next step and get engaged. I'm an RN with a rock-steady career. I had savings for a ring, but decided a home purchase was a wiser investment at the time. Now I'd like to take a small loan to cover what I don't have in savings. Thanks

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,961.00	Public Records On File:	0
Revolving Line Utilization:	12.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 437927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437927	$3,800	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437927. Member loan 437927 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,000 / month
Current employer:	Department of Health and Human Services (HHS)	Debt-to-income ratio:	13.75%
Length of employment:	1 year 9 months	Location:	BETHESDA, MD

Home town:
Current & past employers:	Department of Health and Human Services (HHS)
Education:	Brown University

This borrower member posted the following loan description, which has not been verified:

Purpose of loan: This loan will be used to consolidate credit card debt and allow me to stop paying ridiculously high interest rates. Currently paying 19 percent on a $10K balance with Citibank Credit Card. That is just too much and I want to lower my rates. My financial situation: I am a good candidate for this loan because: 1. I am employed by U.S. Federal Government. Very stable & secure position and highly skilled position. 2. Previously I was employed as a sub-contractor to another Federal Agency, for 2 years. I left on good terms, the door is always open for me to return and I have a good reputation & friends there. 3. I am a hard worker and in good health, I want to save money for the future, eventually for a down payment on a house. 4. I have savings and other assets that could be liquidated. 5. I just checked my latest credit score at Experian and it was 713. So I believe I am actually closer to B than C credit grade. Monthly net income: $ 4900 Monthly expenses: $ 2360 Housing: $ 1450 Insurance: $ 40 Car expenses: $ 100 Utilities: $ 100 Phone, cable, internet: $ 120 Food, entertainment: $ 300 Clothing, household expenses $ 50 Credit cards and other loans: $ 1000 Other expenses: $ 100

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,413.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 437935

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437935	$4,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437935. Member loan 437935 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	PreCheck, Inc	Debt-to-income ratio:	1.08%
Length of employment:	1 year	Location:	Houston, TX

Home town:
Current & past employers:	PreCheck, Inc, BMC Software, Money Management International, Micro Electronics
Education:	Houston Baptist University, University of Houston-Downtown, Houston Community College System

This borrower member posted the following loan description, which has not been verified:

I just started on my final year for my MBA at Houston Baptist University. An accountant by profession, i am looking to supplement my income so that i can be able to pay for my last year of graduate school without the financial stress and at a reasonable interest rate.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	31
Revolving Credit Balance:	$1,503.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437948	$20,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437948. Member loan 437948 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,272 / month
Current employer:	Kanon Bloch Carr??	Debt-to-income ratio:	11.36%
Length of employment:	2 years 8 months	Location:	Natick, MA

Home town:	New Brunswick
Current & past employers:	Kanon Bloch Carr??
Education:	Texas Woman's University

This borrower member posted the following loan description, which has not been verified:

The money will be used to consolidate debt that has been used for a variety of purposes, including a complete home renovation, childrearing and education, and recently, a very budget conscious wedding reception. I have a good education, a good job, have always been employed, never collected unemployment, have never been late on any payment, including my mortgage. I take all my financial obligations very seriously. I save in my 401(k) but would like to save more once my debt obligations are paid off. I intend to be debt free (except for my mortgage) in 3 years. I make enough money to live on what I make, as well as save more for retirement which is coming fast.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,173.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437951

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437951	$15,850	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437951. Member loan 437951 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Hacienda La Puente USD	Debt-to-income ratio:	22.84%
Length of employment:	10 years 2 months	Location:	Long Beach, CA

Home town:	Lomita
Current & past employers:	Hacienda La Puente USD, Volunteers In Parole, Inc., South Bay Free Clinic-HIV Program
Education:	University of San Diego, California State University-Long Beach (CSULB), Tidewater Community College

This borrower member posted the following loan description, which has not been verified:

I am a very responsible person and am asking for a loan so that I can pay off my credit cards without using a debt reduction company. I am a teacher in California and I was caught somewhat unprepared financially when my hours were significantly reduced during the summer. I called my credit card companies to see if they would work with me about not making my normal payment, I have always made all of my payments on time and always more than the minimum payment. I have had most of my credit cards for over 15-20 years and have always paid on time. Each company I spoke with was not willing to help me at all. I have worked during the summer for a private educational company. I have taken the opprotunity of working less hours to learn to teach 2 new classes and will be teaching them beginning in October. I also learned to be a notary and a loan document signing notary and will use these new skills to help pay off the loan. I would prefer to pay off the debt rather then go the route of a reduction program but am angry that the credit companies refused to consider my request. I'd rather see someone else get the interest. My hours return to normal on August 31. I am a good bet, I work hard and will pay off everything borrowed.

A credit bureau reported the following information about this borrower member on August 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	27
Revolving Credit Balance:	$14,958.00	Public Records On File:	0
Revolving Line Utilization:	71.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 437953

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437953	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437953. Member loan 437953 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,700 / month
Current employer:	Blue Sky Logistics, Inc	Debt-to-income ratio:	3.62%
Length of employment:	2 years 2 months	Location:	Alto, MI

Home town:	Wauseon
Current & past employers:	Blue Sky Logistics, Inc
Education:	Cedarville University

This borrower member posted the following loan description, which has not been verified:

I am a good candidate for this loan because my business has a contract with a strong international company to haul their product in process for $2700.00 a week. They have added runs that they would like to fill using my company. My current equipment monthly payment is almost $1260 a month. This loan will free up capital and increase cash flow allowing me to expand and fill these runs. Overhead is low as my location is already owned. Monthly Gross income: $ 12150.00 Monthly expenses: $7280.90 Equipment Expenses: $2015.90 Insurance Expense: $630.00 Fuel Expense: $1935.00 Payroll Expense: $2700.00 Monthly Net Income: $4869.1 This loan would decrease my Equipment expenses by about $400 decreasing my expenses.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	24
Revolving Credit Balance:	$475.00	Public Records On File:	0
Revolving Line Utilization:	95.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 437982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437982	$7,500	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437982. Member loan 437982 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Your Cable Store	Debt-to-income ratio:	4.66%
Length of employment:	7 years 6 months	Location:	Paradise, CA

Home town:	Cleveland
Current & past employers:	Your Cable Store
Education:	Los Angeles Valley College

This borrower member posted the following loan description, which has not been verified:

I am currently looking to purchase a house and have a little less then $15,000 available right now for my down payment and closing costs. I currently have about $8500 in my traditional IRA that I could use to add to my down payment instead of taking a loan. However I would owe tax any money I take out of the IRA . Since I am in the 25% tax bracket that would cost me $1875. I would also have to sell the stocks in the IRA in order to take money out but I do not want to do that because the stocks are currently under water (I have put about $11,000) into the IRA. According to lending club the cost of this loan will be $243.75 (lending club fee) + $1734.75 (interest) for a total of $1978.50. I will not save money by taking a loan instead of taping my IRA however it will allow me to avoid selling the stock in my IRA at a loss and from paying more taxes to the IRS.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,370.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 437984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437984	$18,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437984. Member loan 437984 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Singer Equipment Co.	Debt-to-income ratio:	6.96%
Length of employment:	17 years 10 months	Location:	TOMS RIVER, NJ

Home town:	Elizabeth
Current & past employers:	Singer Equipment Co.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into a fixed loan.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	32
Revolving Credit Balance:	$1,579.00	Public Records On File:	0
Revolving Line Utilization:	18.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 437992

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
437992	$12,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 437992. Member loan 437992 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Siemens	Debt-to-income ratio:	14.55%
Length of employment:	8 months	Location:	Cincinnati, OH

Home town:	Miami
Current & past employers:	Siemens, FPL Group
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

My name is David Hernandez and I am a recent graduate of Florida Int'l University's College of Engineering. Throughout college I accumulated over $26,000 in debt of all types: 4 credit cards, 1 federal loan, and 2 student loans. I am currently paying 7 differents debts and I would like to consolidate it through a personal loan since all other options do not seem fit for my situation. I am currently employed as an engineer at Siemens in Cincinnati, OH where I make $56,000 annually. I have decent credit and I was approved to finance a car at the age of 20 without a cosigner, which I continue to pay on time. Please review my application with these considerations.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,394.00	Public Records On File:	0
Revolving Line Utilization:	48.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438009

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438009	$20,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438009. Member loan 438009 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Phenix Marketing	Debt-to-income ratio:	0.98%
Length of employment:	5 years 6 months	Location:	fairfield, CT

Home town:
Current & past employers:	Phenix Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I have accumulated about $20,000 worth of debt spread out over 3 credit cards. I am current on all payments. I want to pay off cards and have one monthly payment which will reduce the amount of interest I am paying.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1981	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,306.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438024

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438024	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438024. Member loan 438024 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	SANUKA MEDICAL CENTER	Debt-to-income ratio:	2.91%
Length of employment:	4 years 6 months	Location:	MELROSE PARK, IL

Home town:	MELROSE PARK
Current & past employers:	SANUKA MEDICAL CENTER, AMERICA'S MEDICAL CENTER
Education:

This borrower member posted the following loan description, which has not been verified:

I would like a loan to pay for my brother's education. He owes close to 6,000 dollars from last semester. He will not be able to register for the coming semester with out this loan. I really need this loan to help him.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,198.00	Public Records On File:	0
Revolving Line Utilization:	32.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438031	$18,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438031. Member loan 438031 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Depart of Housing and Community	Debt-to-income ratio:	20.60%
Length of employment:	11 years	Location:	Washington, DC

Home town:	Washington
Current & past employers:	Depart of Housing and Community, DC Metropolitan Police Department
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

This money will cover partial expenses for granddaughter entering the 10th grade at a private/independent school in Washington, D.C. (Edmund Burke School) I am helping her mother with the tuition. My bills are paid on time and my credit is used wisely. I am a retired DC Police after serving 20+ years on the force and I have been working for Dept. of Housing as a Police Officer for almost 10 years. My annual income from the present job is 75,000 a year and I also received about 40,000 a year in retirement. I have a healthy savings and other investments.

A credit bureau reported the following information about this borrower member on August 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1971	Delinquent Amount:	$0.00
Open Credit Lines:	28	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	80
Revolving Credit Balance:	$187,752.00	Public Records On File:	0
Revolving Line Utilization:	14.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438035	$12,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438035. Member loan 438035 was requested on August 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	Data Executive, LLC	Debt-to-income ratio:	5.05%
Length of employment:	5 months	Location:	New York, NY

Home town:	Yerevan
Current & past employers:	Data Executive, LLC, Jefferies Group
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

Hello, I am applying for this loan to cover start-up expenses for my new business, Data Executive, LLC. The funds will be used to pay for start-up costs including advertising, office space (3 months), and website development. We provide Business Intelligence and Data Warehousing solutions to financial firms including Broker/Dealers, Investment Banks, and Hedge Funds. I have excellent payment history, credit score, and line of credit. Thank you.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$125.00	Public Records On File:	0
Revolving Line Utilization:	0.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438044

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438044	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438044. Member loan 438044 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	Green River Capital	Debt-to-income ratio:	14.30%
Length of employment:	2 months	Location:	Draper, UT

Home town:	Orem
Current & past employers:	Green River Capital, SkyWest Airlines, Park City Mountain Resort
Education:	Weber State University

This borrower member posted the following loan description, which has not been verified:

Debt is a burden I have been carrying too long. Thru various personal circumstances and learning experiences the amount of debt in my life continued to creep in the wrong direction. I am putting a stop to it and living a very frugal responsible life. I also have a theory of efficiency, with one low interest rate and one payment to keep track of each month my mission of being debt free in less than a year will be realized. I am more than ready for a clean slate. I am currently utilizing my bachelor degree as a manager for an asset managment firm, we specialize in outsourced foreclosures. I really enjoy my career track at a great company in a growing industry and look forward to work each day. Additionally, I have another part-time job with SkyWest airlines and am currently residing with my parents rent-free to save money. Ultimately, my outstanding debt is a personal demon I cannot wait to extinguish really soon with hard work and personal excellence.

A credit bureau reported the following information about this borrower member on August 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,729.00	Public Records On File:	0
Revolving Line Utilization:	98.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438150

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438150	$10,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438150. Member loan 438150 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,417 / month
Current employer:	bODY QUEST HEALTH & PERFORMANCE, LLC	Debt-to-income ratio:	11.52%
Length of employment:	2 years 4 months	Location:	STERLING, CO

Home town:	CASPER
Current & past employers:	bODY QUEST HEALTH & PERFORMANCE, LLC, PRAIRIE SCHOOL DISTRICT, BOISE CASCADE OFFICE PRODUCTS, NORTHEASTERN JUNIOR COLLEGE
Education:	ADAMS STATE COLLEGE

This borrower member posted the following loan description, which has not been verified:

I have recently expanded my personal/athletic training business by lease of a new facility and hiring 3 new trainers. I need a small amount of financing for additional education of these trainers and to expand our marketing campaign.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,873.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438165

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438165	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438165. Member loan 438165 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,083 / month
Current employer:	SunGard Data Systems	Debt-to-income ratio:	16.96%
Length of employment:	10 years 8 months	Location:	Newtown Square, PA

Home town:	Levitown
Current & past employers:	SunGard Data Systems, Fastech Inc.
Education:	Delaware County Community College

This borrower member posted the following loan description, which has not been verified:

My wife has recently stopped work to care for children, and recent medical expense have been placed on credit cards, placing up a whole with Credit Card company's jacking the rate to 29.99%. We have always paid off credit cards every month but with the recent changes we have not been able to and has placed us in a deep whole.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	5
Revolving Credit Balance:	$9,063.00	Public Records On File:	0
Revolving Line Utilization:	26.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438181	$20,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438181. Member loan 438181 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,208 / month
Current employer:	Hardman Enterprises	Debt-to-income ratio:	18.06%
Length of employment:	5 years	Location:	Huron, OH

Home town:	Sandy
Current & past employers:	Hardman Enterprises, Nebo School District
Education:	Utah Valley State College, Utah State University

This borrower member posted the following loan description, which has not been verified:

Last year I moved to this area in order to build a business that would provide the greatest benefit for my family and those whom we get to serve. My success has been positive. Starting with nothing, we've increased our net income from managing properties to over $500 per month. Our goal is to move that number up to $2000. This loan will enable be to do just that! The area that I'm in, rental properties are available with very favorable terms and little money down. My plan is to use this loan money for down payments and buffer money for the properties that meet my strict standards for cash flowing or profitability. I use a good formula to determine if the property will be profitable in any ups or downs of the economy. Before I get into a property I know the highs, the lows, the area, and anything else that will effect the purpose I intend for it, thus removing the risk. If the property doesn't meet my standard of profitability, I move on. NOI, CROI, CADS and DSCR must be within profitable boundaries. Previously, I've managed residential rentals and office spaces for over 10 years. I continuously take various courses that increase my expertise and knowledge in this industry. This loan will "... enable one[me] to organize and apply the knowledge acquired, and convert it into useful service and adequate compensation without waste of time." (Napoleon Hill) I have a college background in bookkeeping, finances, and business. I have structured my affairs such that I always put money aside to warrant off any difficult times. I've always met my financial obligations even through trying time such as a divorce, moving, deaths etc.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	64
Revolving Credit Balance:	$16,857.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438273

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438273	$7,550	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438273. Member loan 438273 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Morrisville Auxiliary Corporation	Debt-to-income ratio:	22.05%
Length of employment:	2 years	Location:	(Syracuse), NY

Home town:
Current & past employers:	Morrisville Auxiliary Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

I'm simply looking to consolidate my credit card debt and stop using my cards. Thank you.

A credit bureau reported the following information about this borrower member on July 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	60
Revolving Credit Balance:	$24,604.00	Public Records On File:	0
Revolving Line Utilization:	91.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438328

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438328	$12,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438328. Member loan 438328 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Intermediate Unit One	Debt-to-income ratio:	18.74%
Length of employment:	4 years 2 months	Location:	Washington, PA

Home town:	Glendale
Current & past employers:	Intermediate Unit One, Fred Jay Krieg and Associates
Education:	West Virginia University

This borrower member posted the following loan description, which has not been verified:

I have recently bought a home. I am getting married in 2 months and I don't want my debt to affect my husband. The loan is in my name for the home because he was unemployed for 5 months. I am trying to get a debt consolidation loan to pay off my credit cards and to have a lower interest rate loan. One of my credit cards is 15 percent, while the other is 27%! I have attempted with my credit card holders to lower my interest rate and they say that is not possible at this time. I would like to pay them off with this loan and close the accounts. I want to have the freedom to live my life without this hanging over my head. I honestly want to be CC debt free, but because of the new home and the debt I am already in, it has been hard. I hope you can help. You can see my credit score is good. We just closed on the house 6 weeks ago and at that time my credit score was 700. I hope you can help me.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	35	Months Since Last Delinquency:	9
Revolving Credit Balance:	$7,780.00	Public Records On File:	0
Revolving Line Utilization:	41.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438332

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438332	$9,600	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438332. Member loan 438332 was requested on August 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	GreenPath	Debt-to-income ratio:	15.09%
Length of employment:	3 years 3 months	Location:	Livonia, MI

Home town:	Detroit
Current & past employers:	GreenPath, Quicken Loans
Education:	Western Michigan University

This borrower member posted the following loan description, which has not been verified:

I am seeking out a 2 year loan to consolidate my credit cards. I hope to pay the loan off sooner. Right now I have a low Debt to Income Ratio but a lot of debt that I would like to consolidate so I know they are being taken care of and paid off. My goal would be to only keep on credit card with a higher limit active once they are paid off.

A credit bureau reported the following information about this borrower member on August 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	66
Revolving Credit Balance:	$10,565.00	Public Records On File:	0
Revolving Line Utilization:	80.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438345

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438345	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438345. Member loan 438345 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Abstoss International Steel Holding Inc.	Debt-to-income ratio:	18.34%
Length of employment:	2 years	Location:	Wilton, CT

Home town:	Brooklyn
Current & past employers:	Abstoss International Steel Holding Inc., Coutinho, Caro + Co. USA Inc. - 8yrs.
Education:	Niagara University

This borrower member posted the following loan description, which has not been verified:

With the help of Steve Rhode's blog and other resources, my wife & I are developing a better financial plan for our future. We are in need of paying off several cards whose APR have increased to 28%+ We have a solid credit history of no late payments. We are both employed and we have 3 sons all in college. Thank you in advance.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1977	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	52
Revolving Credit Balance:	$50,307.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438411	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438411. Member loan 438411 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	United States Navy	Debt-to-income ratio:	13.79%
Length of employment:	8 years 2 months	Location:	SCRANTON, PA

Home town:	Throop
Current & past employers:	United States Navy
Education:	Chaminade University of Honolulu

This borrower member posted the following loan description, which has not been verified:

Consoldation of my debt into one payment. I am currently in the United States Navy

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,947.00	Public Records On File:	0
Revolving Line Utilization:	66.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438430	$1,200	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438430. Member loan 438430 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	12.33%
Length of employment:	n/a	Location:	MECHANICSBURG, PA

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I need many for car repair.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,641.00	Public Records On File:	0
Revolving Line Utilization:	96.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438446

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438446	$15,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438446. Member loan 438446 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Rudder Inc	Debt-to-income ratio:	7.05%
Length of employment:	2 years 5 months	Location:	Houston, TX

Home town:
Current & past employers:	Rudder Inc
Education:	SUNY College at Old Westbury

This borrower member posted the following loan description, which has not been verified:

I am an experienced entrepreneur looking into purchasing a drive thru coffee shop. I have the required capital to acquire the place and get it started. I am short on the initial ramp up and working expenses. I expect to be cashflow positive starting month 1. The coffee shop drive thru business is a clean, efficient and high margin business, which is why I have chosen to get into it. The recommended traffic threshold for a drive thru to work is 15K vehicles, the location where I am opening has 50K vehicles daily! I am happy to answer anymore questions or concerns.

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	61
Revolving Credit Balance:	$3,146.00	Public Records On File:	0
Revolving Line Utilization:	46.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438452	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438452. Member loan 438452 was requested on August 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	State of Oregon	Debt-to-income ratio:	2.55%
Length of employment:	4 years 7 months	Location:	salem, OR

Home town:	Sioux Falls
Current & past employers:	State of Oregon
Education:	Willamette University Law, Atkinson Graduate School of Management

This borrower member posted the following loan description, which has not been verified:

1420 Sq ft to the house I've owned for 12 years. I am am acting as the general contractor and I have my contractors lined up to do the necessary pieces. I own my 2 vehicles, I have consolidated student loans that are 251/mo., my mortagage is (no 1st morgage) all is in a 15 year equity loan at 7.75%. The reason I am looking for a personal loan is because I do not have enough in savings to cover all the costs. I have a refinance ready to sign and close with Advantis Credit Union ($1250/mo for a 20 year at 5.7%) for my mortgage, but I will need to close a $25,000 equity line that i have a Zero balance one, this equity line is what I planned to use for the additional costs for the addition. So I have 2 scenarios... (1) I get fully funded and can have this loan (approx 670/mo + 1250 mortgage = $1920/mo) OR (2) I don't get fully funded and stay with my current mortgage and use my current 25KLOC $1769+350=$2119/mo........ Option 1 is obviously the way I want to go since it is lower payments and will be paid off in 3 years and will be enough to cover what I need for the addition. I hope to know either way quickly, as Advantis is waiting for me to close once I close my LOC from Chase, but again, I will not do that until I know I have the funds to finish my addition. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on August 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	56
Revolving Credit Balance:	$11,518.00	Public Records On File:	0
Revolving Line Utilization:	15.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438523	$15,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438523. Member loan 438523 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,166 / month
Current employer:	britthaven	Debt-to-income ratio:	6.26%
Length of employment:	8 years 6 months	Location:	BOWLING GREEN, KY

Home town:	bowling green
Current & past employers:	britthaven, health prime
Education:	Western Kentucky University

This borrower member posted the following loan description, which has not been verified:

home improvement to install pool, new decking, and bathrooms remodeled

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,391.00	Public Records On File:	0
Revolving Line Utilization:	7.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438526

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438526	$5,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438526. Member loan 438526 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,075 / month
Current employer:	self	Debt-to-income ratio:	6.80%
Length of employment:	9 years 8 months	Location:	fair oaks, CA

Home town:	Sacramento
Current & past employers:	self, regina miesch accupuncture, tashas uncommon shop
Education:	Wake Forest University, California State University-Sacramento (CSUS), Harbin Hot Springs School of Shiatsu and Massage

This borrower member posted the following loan description, which has not been verified:

I would like to pay off my credit cards with this loan. A few creditors raised my apr even though my credit score had recently gone up and I had no late payments. I am a self employed medical massage therapist, whith regular clients for the past 9 years and have one employee who subs for me when I travel over seas to teach massage. My clientele are permamently disabled, and I see them in their home on an out call basis. My only over head is gas and massage oil. Additional out call work comes through employment at a retail boutique since Dec. '09 with woman-exclusive massage clients and teaching couples/family home massage. With this loan I'll be able to use my income to upgrade my credentials from MTP(massage therapy practitioner) to HHTP(holistic health therapy practitoner) which will improve my position in a very competitive career. Investing in several classes will enable me to do this. Thank You for considering me as your borrower

A credit bureau reported the following information about this borrower member on August 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	42
Revolving Credit Balance:	$11,243.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438571	$9,600	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438571. Member loan 438571 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Sheraton	Debt-to-income ratio:	4.91%
Length of employment:	3 years 6 months	Location:	GLASSBORO, NJ

Home town:	Rochester
Current & past employers:	Sheraton, Marriott International
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hello everybody! I am going to use the money requested to pay off all mine and my wife's credit card debt. I would like to reduce all the different interest rates and have only 1 payment a month. I have not had a late payment in over 7 years according to my FICO report. My #1 goal is to have a FICO score of 750 plus. I am almost there but I believe this will help me reach that goal quicker. Thanks for the consideration.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	80
Revolving Credit Balance:	$1,664.00	Public Records On File:	0
Revolving Line Utilization:	87.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438614	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438614. Member loan 438614 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Foxwoods Resort Casino	Debt-to-income ratio:	23.18%
Length of employment:	6 years 11 months	Location:	Plainfield, CT

Home town:	Postville
Current & past employers:	Foxwoods Resort Casino
Education:	Johnson & Wales University-Providence

This borrower member posted the following loan description, which has not been verified:

As soon as I've gotten my first credit card I've made some purchases, took exotic vacations and my CC debt has escalated quickly. I do not use any of my CC at the time and just use cash. I would like to get rid of my debt in the next 2.5 years. I'm also a small lender which joined in december 08. Thank you for your interest.

A credit bureau reported the following information about this borrower member on August 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,323.00	Public Records On File:	0
Revolving Line Utilization:	29.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438628	$4,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438628. Member loan 438628 was requested on August 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Atlanta Intown Property Group LLC	Debt-to-income ratio:	3.58%
Length of employment:	6 months	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	Atlanta Intown Property Group LLC, self employed real estate inestor for 3 yrs (before incorporating)
Education:

This borrower member posted the following loan description, which has not been verified:

My company specializes in buying, rehabbing and flipping single family homes in metro Atlanta area. I buy foreclosed properties under $25,000 and fix them. I need $7,500 to complete my 4th project. The money will be used to buy HVAC system and to do genaral repairs to the house. My company owns 4 properties free and clear of any lien.

A credit bureau reported the following information about this borrower member on August 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,685.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438676

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438676	$20,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438676. Member loan 438676 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,667 / month
Current employer:	countyofplumas	Debt-to-income ratio:	20.03%
Length of employment:	21 years	Location:	BLAIRSDEN-GRAEAGLE, CA

Home town:	richmond
Current & past employers:	countyofplumas
Education:

This borrower member posted the following loan description, which has not been verified:

I need to consolidate these two credit cards. We built a house last year, and I had to use these to finish up with expenses for the house. I could have put them on the home loan, but want to get them paid sooner. Thank you for your consideration. Linda Williams

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,296.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438698

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438698	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438698. Member loan 438698 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,032 / month
Current employer:	AmerisourceBergen Corp.	Debt-to-income ratio:	16.68%
Length of employment:	4 years 7 months	Location:	Woodridge, IL

Home town:	Kansas City
Current & past employers:	AmerisourceBergen Corp.
Education:	University of Missouri-Columbia, Webster University

This borrower member posted the following loan description, which has not been verified:

I got into a bad car loan with Wells Fargo last year, which made me roughly $9000 upside on my car. I'd like to use this loan to get out of my car loan.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,063.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 438724

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438724	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438724. Member loan 438724 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,800 / month
Current employer:	United States Air Force	Debt-to-income ratio:	23.79%
Length of employment:	15 years 3 months	Location:	Valrico, FL

Home town:	Clinton
Current & past employers:	United States Air Force, NA
Education:	The University of Tennessee

This borrower member posted the following loan description, which has not been verified:

I am a military officer who has moved very frequently over the last few years. Another move is on my horizon. While the military covers most expenses involved, they don't cover all and we have incurred these expenses over the last few years. The location where I am currently stationed has a much higher cost of living than I have been used to previously. It has required the use of credit to cover those additional expenses. My new station will cost considerably less to live and my monthly expenses will drop by $578/month immediately when I move. That doesn't include the savings from utilities and consumer goods. I will be stationed in a remote area of New Mexico where the cost of living is much less. Additionally, over the next 10 months, my income will increase by about $1500/month due to yearly raises and promotions, so my repayment ability increases greatly!! While I realize that my debt ratio is high, my accounts are all in good standing. I would like your help in consolidating several of my accounts into one convenient payment, so that I may get back on the proper financial path.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,980.00	Public Records On File:	0
Revolving Line Utilization:	95.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438732

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438732	$15,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438732. Member loan 438732 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	First Republic Bank	Debt-to-income ratio:	8.35%
Length of employment:	6 years 8 months	Location:	Fanwood, NJ

Home town:	Queens
Current & past employers:	First Republic Bank
Education:	St Joseph's College

This borrower member posted the following loan description, which has not been verified:

Looking to pay off multiple credit card bills.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,152.00	Public Records On File:	1
Revolving Line Utilization:	54.20%	Months Since Last Record:	114
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438743

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438743	$20,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438743. Member loan 438743 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,625 / month
Current employer:	RSUI Group, Inc.	Debt-to-income ratio:	1.77%
Length of employment:	4 years 9 months	Location:	Atlanta, GA

Home town:	Atlanta
Current & past employers:	RSUI Group, Inc.
Education:	DeVry Institute of Technology & Keller Graduate School of Management-New York, DeVry University-Georgia

This borrower member posted the following loan description, which has not been verified:

I would like to avoid M.I.P. on my upcoming mortgage. By adding these funds to my down payment, I will be in a much better position on my mortgage.

A credit bureau reported the following information about this borrower member on August 17, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,765.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 438753

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438753	$8,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438753. Member loan 438753 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Valley Ambulance Authority	Debt-to-income ratio:	4.16%
Length of employment:	4 years	Location:	Aliquippa, PA

Home town:	Coraopolis
Current & past employers:	Valley Ambulance Authority, UPMC, Priority One EMS, Taco Bell
Education:	University of Pittsburgh-Main Campus

This borrower member posted the following loan description, which has not been verified:

To help pay for our wedding costs and honeymoon expenses.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,820.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438759	$5,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438759. Member loan 438759 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	home depot	Debt-to-income ratio:	10.14%
Length of employment:	3 years	Location:	pt st lucie, FL

Home town:	Abington
Current & past employers:	home depot
Education:	indian river community college

This borrower member posted the following loan description, which has not been verified:

debt consolidation

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	58
Revolving Credit Balance:	$5,881.00	Public Records On File:	1
Revolving Line Utilization:	82.80%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438765

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438765	$6,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438765. Member loan 438765 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Advantage Sales & Marketing	Debt-to-income ratio:	17.73%
Length of employment:	7 years 6 months	Location:	Syracuse, NY

Home town:	Syracuse
Current & past employers:	Advantage Sales & Marketing
Education:

This borrower member posted the following loan description, which has not been verified:

I am a sales representative for a US marketing company. I have worked there for the last 8 years. In February 2006, I started my own company doing consulting work for small and medium businesses. To help cover the initial outlays for this venture, I have maintained my full-time job. Keeping my full-time employment while building my business has made the experience significantly easier. I have been able to invest a lot of capital into branding my company name and have not incurred the cash flow crunches faced by most startups. I am looking to refinance the last of my debt. After paying off this loan, I will be debt free. I am a responsible borrower and have always paid my bills on time. I do not have any late payments on my credit report. I manage my credit very carefully and am logical in how I use my accounts. I have a good percentage of credit available and am a dependable borrower. I keep a comfortable cushion in both my checking and money market account and am well-prepared in the event of any unforeseen circumstances. I have always made it a priority to plan for the future. My car is owned free and clear, and I have no open installment or mortgage loans. I currently live with my brother in a home owned by a relative, so my monthly housing expenses are minimal.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,873.00	Public Records On File:	0
Revolving Line Utilization:	28.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438778	$18,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438778. Member loan 438778 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Hughes-Calihan Konica Minolta	Debt-to-income ratio:	16.99%
Length of employment:	7 years 4 months	Location:	Phoenix, AZ

Home town:	Sidney
Current & past employers:	Hughes-Calihan Konica Minolta, Thunderbird, American Graduate School of International Management
Education:	SUNY at Cortland

This borrower member posted the following loan description, which has not been verified:

Dear Lender, I have overused my credit card and the interest rates are too high. I have an excellent career and am in no danger of being out of work. I would like a lower interest rate to get back on track.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,756.00	Public Records On File:	0
Revolving Line Utilization:	82.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438789	$8,000	18.43%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438789. Member loan 438789 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Hoag Hospital	Debt-to-income ratio:	24.55%
Length of employment:	7 years 2 months	Location:	Costa Mesa, CA

Home town:	Queens
Current & past employers:	Hoag Hospital
Education:	Goldenwest College

This borrower member posted the following loan description, which has not been verified:

We are expecting our first baby and with taking time off I'm worried about making mortgage payments and being able to afford everyday expenses.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,474.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 438804

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438804	$5,200	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438804. Member loan 438804 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	VAN BRUGGEN SIGNS	Debt-to-income ratio:	10.28%
Length of employment:	6 years	Location:	NEW LENOX, IL

Home town:	Orland Park
Current & past employers:	VAN BRUGGEN SIGNS, HAYDEN ELECTRIC
Education:	Moraine Valley Community College

This borrower member posted the following loan description, which has not been verified:

need money to get caught up and have something to have in case of emergency

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	57
Revolving Credit Balance:	$2,564.00	Public Records On File:	0
Revolving Line Utilization:	19.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438806	$18,825	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438806. Member loan 438806 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Southwest Auto Body parts, Inc	Debt-to-income ratio:	23.88%
Length of employment:	6 years 2 months	Location:	Sugarland, TX

Home town:	san salvador
Current & past employers:	Southwest Auto Body parts, Inc
Education:	USAL El Salvador

This borrower member posted the following loan description, which has not been verified:

I need my FICO to get back to normal (730+) It is too low for usage of credit cards. Cards were closed by banks and lowered my FICO. Thanks

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$93,535.00	Public Records On File:	0
Revolving Line Utilization:	89.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438837	$10,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438837. Member loan 438837 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Pat's Pizzeria	Debt-to-income ratio:	15.80%
Length of employment:	3 years	Location:	Westville, NJ

Home town:	Berlin
Current & past employers:	Pat's Pizzeria
Education:	Rowan University, Whatcom Community College

This borrower member posted the following loan description, which has not been verified:

Five years ago I was having some financial troubles and accumulated approximately $12,000 in credit card debt. The majority of the debt was a combination of living expenses (groceries and cash advances towards rent), and moving expenses when I moved out of state. I've managed to get my credit card debt down to $4,500 on my own over the years, but I expect it to take several more years to pay off. I make all my payments on time, but I feel I could pay off my debt faster if my payments were consolidated into a single sum. The amount of $10,000 would allow me to pay my credit card and car loan payments, combining them all into a single payment. Since I am currently able to pay the separate payments without trouble, I am certain I would have no trouble paying the loan fully and on time. A lower interest rate would also help me apply more of the payment amount to the debt balance, in order to pay off my debt faster.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$3,595.00	Public Records On File:	0
Revolving Line Utilization:	52.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438863

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438863	$7,550	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438863. Member loan 438863 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,025 / month
Current employer:	robert bowden	Debt-to-income ratio:	13.49%
Length of employment:	8 years 1 month	Location:	Dallas, GA

Home town:	plovdiv
Current & past employers:	robert bowden, robert bowden
Education:	kiril and metodi

This borrower member posted the following loan description, which has not been verified:

I have all my credit cards debt when my wife was at school and my son was at daycare. Now I have two jobs, my wife also has a job, and my son now is at school. All my credit cards raised my APR I never missed a payment and was never late to pay one. I greatly appreciate your help. Sincerely, Edward

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$13,847.00	Public Records On File:	0
Revolving Line Utilization:	74.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438869

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438869	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438869. Member loan 438869 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,197 / month
Current employer:	United States Army	Debt-to-income ratio:	14.78%
Length of employment:	8 years 9 months	Location:	Gretna, LA

Home town:	Brooklyn
Current & past employers:	United States Army, Lowes Food
Education:	Winston-Salem State University

This borrower member posted the following loan description, which has not been verified:

I am about to get married in a few months I need some money to get us completely prepared for the wedding day. I will ensure that my obligations to repay the loan will never be defaulted and attempt to even pay it off faster than the payment arrangement set up. Thanks for your help

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	8
Revolving Credit Balance:	$1,947.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438873

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438873	$9,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438873. Member loan 438873 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	State of Az	Debt-to-income ratio:	2.69%
Length of employment:	3 years 8 months	Location:	Mesa, AZ

Home town:	Milwaukee
Current & past employers:	State of Az, GHA Technologies, Bulbman, Broward County, Dade County, self employed, US Federal Government
Education:	California State University-Dominguez Hills (CSUDH), Palm Beach Atlantic University at West Palm Beach

This borrower member posted the following loan description, which has not been verified:

I bought a house in March. I have fixed it up (kitchen and bath upgrades) but it still needs work on the pool and fence. I have 43k invested in IRA but the penalty and extra income would be too much, as I have already used 10k in IRA for the downpayment, etc. I have good credit, been at my job close to 4 years, have owned other houses/properties before, etc.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1973	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	54	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,689.00	Public Records On File:	0
Revolving Line Utilization:	6.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438878

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438878	$16,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438878. Member loan 438878 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Belmont Correctional	Debt-to-income ratio:	19.03%
Length of employment:	12 years	Location:	BRIDGEPORT, OH

Home town:	Wheeling
Current & past employers:	Belmont Correctional
Education:	Wheeling Jesuit University

This borrower member posted the following loan description, which has not been verified:

I want to consolidate my debt, pay for a vacation and buy a ring.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,740.00	Public Records On File:	0
Revolving Line Utilization:	40.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 438885

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438885	$2,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438885. Member loan 438885 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	NORCAL Mutual Insurance	Debt-to-income ratio:	14.55%
Length of employment:	2 years 5 months	Location:	Santa Rosa, CA

Home town:	Escondido
Current & past employers:	NORCAL Mutual Insurance, Comp USA
Education:	Kings College and Seminary

This borrower member posted the following loan description, which has not been verified:

I am helping my brother buy a used car from a private owner. He needs $2,200.00 dollars in order to buy this car now. I have been employed at the same job for over 2 years and make $40,000.00 a year.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,959.00	Public Records On File:	0
Revolving Line Utilization:	9.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438894

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438894	$18,500	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438894. Member loan 438894 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	American Design Ltd.	Debt-to-income ratio:	11.84%
Length of employment:	4 years	Location:	SANTA FE, NM

Home town:	Rockford
Current & past employers:	American Design Ltd., Freelance Photographer/Photo Studio Owner
Education:	University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate debt which I am currently carrying on credit cards whose interest rates vary from 14% to 23%. I have accumulated this debt over the past eight years, beginning with my college days and continuing into the early days of building my career. I have been with the same company for four years now. They own and operate eight (soon to be nine) art galleries in two states. I began working for one of their galleries as a contract photographer. Within the first six months, I was also building their website and designing their print ads. Shortly thereafter I began doing similar work for some of their other galleries, which were located out of state. After a year as a contract employee, they offered me a full time position doing photography and web/print design for all eight of their galleries. I am now a salaried employee, whose main focus is growing within the company and paying off my debts. I am single, with no dependents, and believe I live a frugal life. I rent an apartment, drive a car that has been paid off for three years and believe that until I am debt free, I have no discretionary income. Working in the computer field and participating in the rise of social networking, I am excited to see peer-to-peer lending taking off. I see it as a wonderful solution for both investors and borrowers, and hope to be on the other side of the table one day soon. I believe Lending Club and their investors can help to make a huge difference in my life. I sincerely appreciate your consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,530.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438895

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438895	$11,600	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438895. Member loan 438895 was requested on August 31, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,250 / month
Current employer:	Magnum Tool Co.	Debt-to-income ratio:	18.02%
Length of employment:	5 years 4 months	Location:	Colorado Springs, CO

Home town:	Blairstown
Current & past employers:	Magnum Tool Co.
Education:	University of Colorado at Colorado Springs

This borrower member posted the following loan description, which has not been verified:

I recently graduated from college with an engineering degree. I have worked for the same company for five years and have steadily increased in ranks and income. I accrued quite a bit of debt during college, and now that I have finished, I want to consolidate the debt to have a low interest rate over a fairly short term. I have owned two homes, have excellent credit and payment history, and I have a reliable income in a strong field. You can be sure that I will make my monthly payments fully and timely.

A credit bureau reported the following information about this borrower member on August 31, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,568.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438922

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438922	$7,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438922. Member loan 438922 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	TM Floyd & Company	Debt-to-income ratio:	12.69%
Length of employment:	1 year 10 months	Location:	Oviedo, FL

Home town:
Current & past employers:	TM Floyd & Company
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to pay off my Credit Card (rate @ 15%) at a lower rate. This is my second loan from Lending Club and I am also an Investor on Lending Club. I paid the first loan ($7,000) from lending Club in about 6 months.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,872.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438923

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438923	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438923. Member loan 438923 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	patterson freight	Debt-to-income ratio:	13.68%
Length of employment:	3 years	Location:	PLANT CITY, FL

Home town:	Wallace
Current & past employers:	patterson freight
Education:

This borrower member posted the following loan description, which has not been verified:

I muchly appreciate this loan i can guarantee i make the payments on time every month.this is something i need.thank you.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,478.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438924

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438924	$6,350	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438924. Member loan 438924 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,667 / month
Current employer:	Rosedale Golf and Country Club	Debt-to-income ratio:	24.66%
Length of employment:	1 year	Location:	Sarasota, FL

Home town:	Sarasota
Current & past employers:	Rosedale Golf and Country Club
Education:	University of Florida

This borrower member posted the following loan description, which has not been verified:

Going back to school to receive my Masters of Science in Finance. Need loan to pay for school.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,846.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438965	$7,500	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438965. Member loan 438965 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,292 / month
Current employer:	Atria Senior Living	Debt-to-income ratio:	13.28%
Length of employment:	5 years 1 month	Location:	SONORA, KY

Home town:	Elizabethtown
Current & past employers:	Atria Senior Living
Education:	University of Louisville

This borrower member posted the following loan description, which has not been verified:

Home improvement loan

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,384.00	Public Records On File:	0
Revolving Line Utilization:	89.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 438977

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438977	$7,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438977. Member loan 438977 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	St. Norbert College	Debt-to-income ratio:	18.82%
Length of employment:	2 years	Location:	De Pere, WI

Home town:	Chilton
Current & past employers:	St. Norbert College
Education:	UW-Milwaukee; Michigan State University; Lehigh University; St. Norbert College

This borrower member posted the following loan description, which has not been verified:

To begin, I am a college professor at a small, Midwest liberal arts college. I have a research program that is actively funded by the National Institutes of Health. What is important about these two points is that I have job stability and a steady, strong source of income. I am never late on bills, which include student loans, a mortgage, car payment, and credit cards and personal loans. I am looking to actively pay down debt over the next several years, starting with two accounts. One is a credit card through Chase that was through Washington Mutual. When the card transferred to Chase, the interest rate climbed from 10% to 29.99%. Again, while I have never been late on a payment and continue to make the monthly minimum, I will be unable to pay down the debt (which now stands at just under $3,000) as quickly as I would like and desire a lower rate, something they cannot give to me for 12 months. Also, a promotional purchase (centrail air installation and furnace work) on a Home Depot card is about to expire, and with it about a $1,000 of interest will be added to the principal amount (now just under $4000) of the loan. This, combined with the high interest rate (26.99%, which also increased earlier this summer), will make it difficult for me to pay down the debt. These two accounts are the two primary roadblocks to my plan to decrease my non-mortgage and student loan-related debts. While my salary provides me with a reasonable debt-to-income ratio, it might sound strange that I underestimated the financial impact of my son following his birth in March of last year. He began daycare last November, and the $200 weekly daycare payment has made disposable income at a premium, and my desire to make well more than the monthly minimums difficult. I appreciate your taking the time to read this, and look forward to hearing from you.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,120.00	Public Records On File:	0
Revolving Line Utilization:	96.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 438984

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438984	$8,450	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438984. Member loan 438984 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Abbtech Staffing	Debt-to-income ratio:	17.37%
Length of employment:	6 months	Location:	JOPPA, MD

Home town:	Baltimore
Current & past employers:	Abbtech Staffing
Education:	Towson University, University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

I am applying for this loan in an attempt to consolidate and pay off my credit card debt. My ultimate goal is to eventually purchase my first home, and in order to save for a down payment, and be financially prepared for the cost of being a home owner, I need to take the necessary step to get the process going. I am a responsible candidate for the loan because I always pay all of my bills on time every month. I try to not live above my means so I am comfortable paying my obligations.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,493.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 438986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438986	$6,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438986. Member loan 438986 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$16,917 / month
Current employer:	Ed Rose	Debt-to-income ratio:	3.04%
Length of employment:	3 years 1 month	Location:	ZEELAND, MI

Home town:	Zeeland
Current & past employers:	Ed Rose, Edward Rose
Education:	Baker College of Muskegon

This borrower member posted the following loan description, which has not been verified:

I would like this loan to move to a new apartment closer to my family. This would cover costs at the new apartment

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,474.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 438996

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438996	$6,950	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438996. Member loan 438996 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	Ruby's Inn	Debt-to-income ratio:	22.73%
Length of employment:	6 months	Location:	Tropic, UT

Home town:	Tacoma Park
Current & past employers:	Ruby's Inn
Education:	Brigham Young University

This borrower member posted the following loan description, which has not been verified:

Lenders Thank you for reviewing my information in conjunction with my loan request. The income stated is from myself and will be verified. My spouse's income will help support the payment but is not included in the application. We have strived to make a home based business a reality but have not been able to generate the income to support us full time. During this process we have accumulated a large amount of debt. We have decided that the home business will be part time and we have each taken full time jobs. My position is an engineer for a solid family run business in southern Utah. The $6,950 will be used to pay off our largest interest card of 29.99% on our $19,500 revolving credit. We are paying down the other lower rate cards and living on a disciplined budget. Our other monthly commitments are. Home mortgage $800 P&I Living Expenses Cell Phone; utilities; insurance; food: $650 We have no car payments Please let me know if you have any questions or clarifications on our loan request. I look forward to honoring your trust with 36 on time payments

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,512.00	Public Records On File:	0
Revolving Line Utilization:	57.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439006

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439006	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439006. Member loan 439006 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,063 / month
Current employer:	Boston Scientific	Debt-to-income ratio:	2.39%
Length of employment:	3 years 9 months	Location:	lynn, MA

Home town:	Cambridge
Current & past employers:	Boston Scientific, Boston Children
Education:	Wheelock College, North Shore Community College

This borrower member posted the following loan description, which has not been verified:

Hi everyone , Im looking for a lender or lenders that are going to invest some money into my education. I have my Bachelors Degree in Science. I graduted Wheelock college in Boston. Private student loans are out a buisness right now. So im looking into an alternate way of getting a loan. I hope Im a good canidate. Thank you for your time

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,011.00	Public Records On File:	0
Revolving Line Utilization:	22.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439007	$10,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439007. Member loan 439007 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	IBM	Debt-to-income ratio:	9.54%
Length of employment:	1 year 8 months	Location:	GREENVILLE, SC

Home town:
Current & past employers:	IBM, optimum re
Education:	University of Arkansas at Little Rock

This borrower member posted the following loan description, which has not been verified:

I am going to use the money to help my brother pay for his leaving expenses for a year in Germany, where he is going to further his education. I have good credit and have always fulfilled my financial obligations. ..

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$2,263.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439035

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439035	$3,500	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439035. Member loan 439035 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,667 / month
Current employer:	State of NJ	Debt-to-income ratio:	19.19%
Length of employment:	13 years 2 months	Location:	PATERSON, NJ

Home town:
Current & past employers:	State of NJ
Education:	Howard University

This borrower member posted the following loan description, which has not been verified:

The money afforded by this loan will be used to cover unexpected medical expenses. I value my credit and I do not want the medical bill to effect that. This loan will allow me to pay the bill in full and make low monthly payments which is desirable for my current situation.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	14
Revolving Credit Balance:	$15,357.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 439069

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439069	$7,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439069. Member loan 439069 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	naddi auto trade	Debt-to-income ratio:	4.10%
Length of employment:	1 year 6 months	Location:	HUNTINGTON BEACH, CA

Home town:	Riverside
Current & past employers:	naddi auto trade, The three sisters beauty salon
Education:	Oceanside College of Beauty

This borrower member posted the following loan description, which has not been verified:

I am a single mother of 2 children and am going through a very difficult divorce after being married for 8 years. I want to feel good about myself. I want to be independent. I want to be self-supporting and continue being the responsible and reliable person I have been for the past 8 years. I feel that the breast augmentation will help me to feel good about myself. my credit history proves that I am a responsible, reliable and good person. Please consider this request. Thank you

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	75
Revolving Credit Balance:	$5,750.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439070

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439070	$15,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439070. Member loan 439070 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,991 / month
Current employer:	Astoria Fuel Corp.	Debt-to-income ratio:	8.70%
Length of employment:	15 years 1 month	Location:	FLORAL PARK, NY

Home town:	Jackson Heights
Current & past employers:	Astoria Fuel Corp., UPS
Education:	Adelphi University

This borrower member posted the following loan description, which has not been verified:

I live in a family owned home. It is my parents, but I am allowed to live here as long as I want as long as I pay for the taxes and any home improvements the home needs. I am looking for a loan to add a bathroom on the second floor and finish other small home improvements the house currently needs. I have lived here for 5 years and have done many updates already. This is the first major renovation I am doing on the house. I need the loan to get what I cannot do myself done the right way. I have excellent credit and pride myself on that.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,139.00	Public Records On File:	0
Revolving Line Utilization:	30.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439077

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439077	$12,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439077. Member loan 439077 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Schawk	Debt-to-income ratio:	24.88%
Length of employment:	11 years 6 months	Location:	Kalamazoo, MI

Home town:	Kalamazoo
Current & past employers:	Schawk, Manpower
Education:	Davenport University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate debt so every debtor can be repaid and i don't have to worry about multiple payments being met anymore and a lower monthly payment can be achieved. Thank you for your time and consideration.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	67
Revolving Credit Balance:	$6,950.00	Public Records On File:	1
Revolving Line Utilization:	16.60%	Months Since Last Record:	90
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439103	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439103. Member loan 439103 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	sabic-ip	Debt-to-income ratio:	14.31%
Length of employment:	4 years 3 months	Location:	RAVENA, NY

Home town:	Albany
Current & past employers:	sabic-ip, Old Castle Pre Cast
Education:	University of Albany

This borrower member posted the following loan description, which has not been verified:

TRYING TO REMODEL MY BATHROOMS. BATHROOMS ARE OUTDATED AND NEED TO BE UPDATED.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,292.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439109

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439109	$7,800	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439109. Member loan 439109 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,330 / month
Current employer:	Pacific Underground Construction	Debt-to-income ratio:	6.89%
Length of employment:	9 years 3 months	Location:	Gilroy, CA

Home town:	Fresno
Current & past employers:	Pacific Underground Construction, Krzich Underground Construction
Education:

This borrower member posted the following loan description, which has not been verified:

I wanted the option to pay this loan in 4 years instead of 3 years. If I can't than I will ask for $15000.00.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,054.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439114

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439114	$15,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439114. Member loan 439114 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,058 / month
Current employer:	JP Morgan Chase	Debt-to-income ratio:	14.19%
Length of employment:	7 years 1 month	Location:	Columbus, OH

Home town:
Current & past employers:	JP Morgan Chase
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate all my credit into one payment and better interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,855.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439119

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439119	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439119. Member loan 439119 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,200 / month
Current employer:	North American Motorsports, LLC	Debt-to-income ratio:	18.40%
Length of employment:	7 years 6 months	Location:	Bloomfield, CT

Home town:	Vernon
Current & past employers:	North American Motorsports, LLC, Big Y Foods, LLC
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

This loan will be used to consolidate debt on multiple credit cards at a lower interest rate than the credit card companies are currently willing to offer. With the economy in the state it has been over the past year, all of the credit card companies I have cards with have increased their rates to a point that makes it hard to gain headway toward paying off the principle. I have perfect payment history over the entire life of my credit history, which is about 10 years now. I have attempted to work with the credit card companies in reducing my rates, to no avail. I would like to use Lending Club to get a lower, fixed rate, as well as a fixed payment every month. Ultimately, I want more of my money going toward the principle, and I want a concrete date in the future that I know this will be paid off. Thank you very much for your consideration in funding my loan request.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1979	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,184.00	Public Records On File:	0
Revolving Line Utilization:	48.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439124	$3,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439124. Member loan 439124 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Rubio's fresh Mexican grill	Debt-to-income ratio:	21.72%
Length of employment:	2 years 9 months	Location:	Hawthorne, CA

Home town:	Inglewood
Current & past employers:	Rubio's fresh Mexican grill, Hamburger Hamlet
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to get a head start on Christmas work is good but I have not made much in Bonus this year as compared to previous years I work at Rubio's on the Ucla campus and I'm holding on to 2% in comp sales over last year. Fall semester is about to start but I don't expect it to get much better by the end of the year. I have a solid job and not leaving anytime soon I love Ucla Go Bruins! I believe my credit score is good. And have had and paid off personal loans before so give me a chance please

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,791.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439131

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439131	$7,000	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439131. Member loan 439131 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,012 / month
Current employer:	PricewaterhouseCoopers	Debt-to-income ratio:	22.73%
Length of employment:	2 years	Location:	Aberdeen, NJ

Home town:
Current & past employers:	PricewaterhouseCoopers
Education:

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to consolidate a few credit cards into one monthly payment. 100% on time credit, simply moving money around to cut down on interest charges and consolidate debt to make it easier to manage and pay off.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,441.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439132

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439132	$10,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439132. Member loan 439132 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	USDA	Debt-to-income ratio:	15.74%
Length of employment:	7 years 4 months	Location:	Central Square, NY

Home town:	Franklinville
Current & past employers:	USDA, Department of Agriculture (USDA)
Education:	Syracuse University, SUNY College of Environmental Science and Forestry

This borrower member posted the following loan description, which has not been verified:

My husband and I both have credit scores over 740 and we just had our credit cards APR raised and would like to get everything consolidated on to 1 lower interest rate.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,464.00	Public Records On File:	0
Revolving Line Utilization:	31.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439146

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439146	$10,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439146. Member loan 439146 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,500 / month
Current employer:	US Postal Service (USPS)	Debt-to-income ratio:	9.11%
Length of employment:	20 years	Location:	bowie, MD

Home town:	camden
Current & past employers:	US Postal Service (USPS)
Education:	prince georges community college university of maryland

This borrower member posted the following loan description, which has not been verified:

we are looking to upgrade to a more compatible trailer on the chesapeake bay great location great for families great price just found one for sale by accident we have great credit and just found your site while online you seem to have great rates and that interested me

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1984	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$89,252.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439148	$13,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439148. Member loan 439148 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Organon Professional Services	Debt-to-income ratio:	4.17%
Length of employment:	3 years 3 months	Location:	Vallejo, CA

Home town:	Davis
Current & past employers:	Organon Professional Services
Education:	University of California-Davis (UC Davis), London School of Economics

This borrower member posted the following loan description, which has not been verified:

After purchasing my first home just under a year ago, I embarked on an ambitious plan of improvements. This project, along with preparations for a Master's degree (travel for interviews, application fees, tests, etc) have allowed me to rack up some credit card expenses that I would rather pay at a lower rate.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	21	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,731.00	Public Records On File:	0
Revolving Line Utilization:	9.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439172	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439172. Member loan 439172 was requested on September 1, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	California Department of Rehabilitation	Debt-to-income ratio:	7.82%
Length of employment:	2 years 7 months	Location:	Sacramento, CA

Home town:	Hong Kong
Current & past employers:	California Department of Rehabilitation, EHealthline.com
Education:	DeVry University-Illinois

This borrower member posted the following loan description, which has not been verified:

Consolidate my loans into a fixed low interest payment.

A credit bureau reported the following information about this borrower member on September 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,000.00	Public Records On File:	0
Revolving Line Utilization:	17.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439223

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439223	$16,000	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439223. Member loan 439223 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Self	Debt-to-income ratio:	14.14%
Length of employment:	4 years 7 months	Location:	Oak park, IL

Home town:	Park ridge
Current & past employers:	Self
Education:	Western Illinois University

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan would be to purchase materials to improve my kitchen and bathrooms.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	30	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,137.00	Public Records On File:	0
Revolving Line Utilization:	20.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439226

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439226	$1,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439226. Member loan 439226 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	n/a	Debt-to-income ratio:	11.64%
Length of employment:	3 years 6 months	Location:	Pittsburgh, PA

Home town:	Pitts
Current & past employers:	Kaplan
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

Dear Lending Club lenders, This is the 1st loan that I plan to take out to instill confidence in my ability to pay the loan, as well as any future loans that I may ask for in the future. Further, I may look to invest on LC as part of my portfolio building plan. My current income is $98,000 a year as a senior project manager at a glass building plant in PA, with an annual bonus of $15k. I don't really need this loan. I will most likely pay it off within 2 months to see how LC works. Once I gain familiarity with the structure of P2P lending/borrowing, I will then consider LC as a viable option as an investment/borrowing tool. I have excellent credit rating of 780, a DTI of less than 20%, and a history of personal credit that is well above the average American starting from 1993 on my Equifax PLUS report. Thank you.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	19
Revolving Credit Balance:	$10,333.00	Public Records On File:	0
Revolving Line Utilization:	28.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439227

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439227	$13,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439227. Member loan 439227 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Silgan White Cap Inc	Debt-to-income ratio:	11.87%
Length of employment:	2 years 6 months	Location:	Champaign, IL

Home town:	Bloomington
Current & past employers:	Silgan White Cap Inc, Plastipak Packaging, Mattoon High School, Mattoon Illinois
Education:	Eastern Illinois University

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, Thank you for taking the time to review my loan request. I am looking to use the majority of the money to consolidate credit card debt. The remaining about $1,500 would be used for some home improvements. I have a very steady job. I pay my bills on time. I currently can cover all my debts, but I want to consolidate to a single payment, save a little, and create an opportunity to better manage my finances Thank you again for taking the time to review my case. Sincerely, Randall S. VanKeuren

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	78
Revolving Credit Balance:	$10,915.00	Public Records On File:	0
Revolving Line Utilization:	34.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439264	$6,000	7.40%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439264. Member loan 439264 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	ECC	Debt-to-income ratio:	6.40%
Length of employment:	3 years 7 months	Location:	Hudson, MA

Home town:	Massena
Current & past employers:	ECC
Education:	State University of NY

This borrower member posted the following loan description, which has not been verified:

Hi, I'm going thru a divorce and I need to pay off some debt that I share with my soon to be ex-wife. I would rather not go through a high interest credit card arrangement.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,242.00	Public Records On File:	0
Revolving Line Utilization:	23.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439268

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439268	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439268. Member loan 439268 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$16,000 / month
Current employer:	Housing Investments Inc	Debt-to-income ratio:	6.62%
Length of employment:	17 years	Location:	Arlington, MA

Home town:	Cambridge
Current & past employers:	Housing Investments Inc, Tuscan Development LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I would use this loan and the lower interest rate to consolidate 2 CC's that have a higher interest rate, and pay for my son $8,000.00 in Wedding debt. I am very stable and credit worthy. My recent credit scores are 750,750,764. I have always paid my debts on time and more than what is asked as minimum payments. I have been at my job as an Admin Office mgr for a Real Estate Non-profit in affordable housing for over 8 years and before that was in same position with my current CEO in state goverment for 12 years. I have a 401K as well but it is not prudent to withdraw any funds because of the penalty. My plan is to borrow the $20,000.00 reduce my interest payments on the CC's, consolidate those two CC's. and give my son his wedding day. It is not an extravagant wedding at all, but they do cost a lot of money now a days. I can handle the monthly payment with out any problem as my income will include the new payment into my budget and the numbers work with in my monthly budget for my current cash flow. On a personal note I think this site and concept is very nice as it allows others to simply help others and make a profit in return as an investor. I do plan to join the investor community here in the near future. Thank you for your time, consideration and help in funding this request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,330.00	Public Records On File:	0
Revolving Line Utilization:	28.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439288

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439288	$9,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439288. Member loan 439288 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	F Salons & Spas llc	Debt-to-income ratio:	15.92%
Length of employment:	2 years	Location:	Bronx, NY

Home town:	georgetown
Current & past employers:	F Salons & Spas llc
Education:	Mercy College-Main Campus

This borrower member posted the following loan description, which has not been verified:

loan will be used to pay off debt and for my education.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	54
Revolving Credit Balance:	$23,616.00	Public Records On File:	0
Revolving Line Utilization:	49.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439291	$8,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439291. Member loan 439291 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Sonlife Prosthetics	Debt-to-income ratio:	8.12%
Length of employment:	1 year 2 months	Location:	SPRING HILL, FL

Home town:
Current & past employers:	Sonlife Prosthetics
Education:	University of Texas Southwestern Medical Center at Dallas, University of Oklahoma Health Sciences Center, Oklahoma State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

To refinance higher rate credit cards.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,799.00	Public Records On File:	0
Revolving Line Utilization:	87.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439312

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439312	$15,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439312. Member loan 439312 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,667 / month
Current employer:	Preferred Systems Solutions	Debt-to-income ratio:	4.51%
Length of employment:	5 years 9 months	Location:	Hayes, VA

Home town:	Arlington
Current & past employers:	Preferred Systems Solutions, Computer Sciences Corporation
Education:	Northern Virginia Community College

This borrower member posted the following loan description, which has not been verified:

I am in the middle of renovation/remodeling and need more cash to cover expenses. I make in excess of 118,000 p/anum AND quarterly bonuses as well. I am extremely responisble and will have no problem making payments accordingly. The primary objective for the improvement is to make my waterfront home 5 bedrooms, vice the 4 that it is now. The house is in excess of 3000 sq ft. Best Regards, JB

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	26
Revolving Credit Balance:	$25,909.00	Public Records On File:	0
Revolving Line Utilization:	35.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439329	$20,000	18.78%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439329. Member loan 439329 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,162 / month
Current employer:	Millenium Challenge Corporation - US Government	Debt-to-income ratio:	2.79%
Length of employment:	3 years 1 month	Location:	MIAMI, FL

Home town:
Current & past employers:	Millenium Challenge Corporation - US Government, United Nations Development Programe, Interamerican Institute for Agricultural Cooperation, The Ohio State University, Inter American Development Bank
Education:	The Ohio State University, Columbus, OHIO

This borrower member posted the following loan description, which has not been verified:

The purpose of this loan is to invest resources in my wife's business as working capital and refinance at a lower interest rate and fixed term the balance in 2 credit cards. My wife owns a children clothing store called "Blanca Munguia" which sells specialty kids clothes and shoes. She has been in business for three years. The store is thriving since she sells a clothing line for kids, which is classic and comfortable so that kids can look like kids and not like little adults and by word of mouth and quality the clients keep coming back. The clothes and shoes are manufactured in Peru and Nicaragua thus helping to create employment in developing countries in America. I am fully and gainfully professionally employed by the US Government, working in a development agency called Millennium Challenge Corporation (www.mcc.gov). My source of income is from my professional services and the repayment for the loan is secure. I invite you to fund this loan with the confidence that it will be a win-win investment for both.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$416.00	Public Records On File:	0
Revolving Line Utilization:	52.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439330

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439330	$18,200	20.52%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439330. Member loan 439330 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$37,500 / month
Current employer:	Hood Medical Group	Debt-to-income ratio:	14.10%
Length of employment:	1 year 6 months	Location:	Fort Worth, TX

Home town:	Boston
Current & past employers:	Hood Medical Group, Tufts New England Medical Center
Education:	Tufts University

This borrower member posted the following loan description, which has not been verified:

I am a recently married 35 year old doctor with twins on the way. Although I earn $450K per year, I am having an impossible time trying to finance a home improvement project. Six months back I applied at several places and was denied due to lack of credit history. Since then I have taken on several small loans to try and build my credit, but now I am being denied due to "pyramiding debt" and "too many new accounts." Obviously by applying that has also racked up many inquiries which looks bad. I currently own my home valued at 1.1 million and have approximately 45K in a checking account which I do not want to spend because it is our emergency fund. Here are my debt obligations: 1) Car loan: 860 per month (48 months left) 2) Car loan: 883 per month (60 months left) 3) Home loan: 6000 per month (360 months left) 4) Line of Credit: 338 per month 5) Student loan (through my father in law): 3700 per month (only 18 months left) As you can see there is plenty of room there for a 13K loan which which we want to use to put in a deck, fence and do landscaping work around our property. We would like to pay it off in only 12 months.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	14
Revolving Credit Balance:	$27,286.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	10

Member Payment Dependent Notes Series 439344

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439344	$3,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439344. Member loan 439344 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	n/a	Debt-to-income ratio:	2.51%
Length of employment:	3 years 6 months	Location:	YONKERS, NY

Home town:	Philadelphia
Current & past employers:	Citigroup Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is for operating capital and inventory for a small apparel related business. The money will be used to support marketing and sales efforts, build a new website, and invest in inventory. In exchange for your support, I offer: * BS in Business Administration * Over 15 years of business experience. I've worked in investment banking and finance for top American companies. Thank you for considering my request.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	71
Revolving Credit Balance:	$1,450.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439362

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439362	$6,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439362. Member loan 439362 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Time Warner Cable	Debt-to-income ratio:	7.31%
Length of employment:	8 years	Location:	DAYTON, OH

Home town:	Dayton
Current & past employers:	Time Warner Cable
Education:	St Clair County Community College

This borrower member posted the following loan description, which has not been verified:

I will be moving in with my parents. My gift to them would help them to live a more comfortable and relaxed life. I will be using the funds that I receive to assist with moving, repairs and remodels in my new home. I have a GOOD credit history and I'm a responsible adult. Meaning, I like to pay my bills off and on time as I always have.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	55
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439369

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439369	$5,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439369. Member loan 439369 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Peter Lee	Debt-to-income ratio:	7.20%
Length of employment:	5 years 2 months	Location:	Newark, CA

Home town:	Newark
Current & past employers:	Peter Lee, 24 hours PC, Fry's Electronics
Education:	Heald College at Hayward

This borrower member posted the following loan description, which has not been verified:

This loan will be used to purchase some equipments for repair service. I am a computer technician who is starting a small business to repair electronics. I need a lot of equipments and paying monthly rents for an office. I'm always paying my bills on time. I naver been late. and my credit score is excellent. I will have no problem paying this loan back on time.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,340.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439375

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439375	$15,000	18.09%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439375. Member loan 439375 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,500 / month
Current employer:	Progressive Alternatives, LLC	Debt-to-income ratio:	20.42%
Length of employment:	4 years 8 months	Location:	Ashtabula, OH

Home town:	Fergus Falls
Current & past employers:	Progressive Alternatives, LLC, Greenelight Workforce, LLC
Education:	Saybrook Graduate School and Research Center

This borrower member posted the following loan description, which has not been verified:

I am a small business owner. I have a Masters degree in Psychology and prior to starting my business I worked in several social-work type roles. Specifically as a QMRP (qualified mental retardation professional) and as a case-manager. My agency has approximately 35 employees and we work with 24 clients. Our clients are all adults who have either a mild intellectual disability or a physical disability. Our job is to assist them so that they can maintain their apartment or home and not have to go into a group home or institutional setting. We bill 100 percent Medicaid. Once the authorization for services is entered into the system at the State level then we are able to bill for the service. The reason for the loan is to help cover the span of time between when we start working with a new client and when we get paid. The longest the lag has ever been is nine months. The best case scenario is to have a lag of only 2-3 months. Once authorized our payments come like clockwork. Every two weeks I submit a billing and fifteen days later I get the direct deposit. I just need help in covering the bit of time between providing the service and billing. Two of my personal credit scores are 713 and 715. I have a long credit history, 1 inquiry in the last 6 months, and nothing negative on my report. No missed payments. The one thing that brings my credit score down is that I put my first year of graduate school on a credit card and I am still working to pay it off. That sadly has left my revolving credit utilization quite high. I am highly educated, professional, and have been a stable and strong small business. I pay all bills on time and make responsible credit decisions.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,583.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 439407

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439407	$4,575	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439407. Member loan 439407 was requested on September 2, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	State of Hawaii Office of the Public Defender	Debt-to-income ratio:	17.94%
Length of employment:	12 years	Location:	Ewa Beach, HI

Home town:	Honolulu
Current & past employers:	State of Hawaii Office of the Public Defender
Education:	University of Hawaii at Manoa

This borrower member posted the following loan description, which has not been verified:

Hi, I'm looking for a debt consolidation type loan. I've been working as an attorney at the Office of the Public Defender in Hawaii for the past 12 years. I'm never late with payments and have never defaulted on any loan or credit card account. I'm married and my wife has been working for the same employer (medical billing) for the last 25 years. I'm looking for a loan to consolidate some credit card debt. My goal is debt-free in 5 years. By taking out a fixed-term loan with a fixed interest rate, I'm keeping the end in sight and I'm not at the mercy of the credit card companies changing my terms and interest rates at will before the legislation goes into effect. We own a home, but plan to sell within a year, so re-financing is not an option (and why should I pay another round of ridiculously over-priced closing costs?). Instead of making the banks rich and then having my taxes go to bail them out, I'd prefer to help out everyday people in this peer-to-peer network.

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1992	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$112,055.00	Public Records On File:	0
Revolving Line Utilization:	33.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439408

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439408	$5,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439408. Member loan 439408 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	Chandler Regional Hospital	Debt-to-income ratio:	14.83%
Length of employment:	4 years 11 months	Location:	Gilbert, AZ

Home town:	Far Rockaway
Current & past employers:	Chandler Regional Hospital
Education:	Phoenix College, ASU

This borrower member posted the following loan description, which has not been verified:

My husband and I have worked very hard over the last few years to make my dream of becoming an RN a reality. Unfortunately during that time, we spent a lot of money on rent and school. I currently work approximately 336 hours a month to save money for a home as well as pay all of our bills. It is our dream to have a place to call our own and to stop renting. Every month all of our bills and expenses are not only paid on time, but generally I over-pay as well to reduce our debt. I spend a lot of time taking care of other people and would now like to have a little piece of the American dream. By having this loan, we can make that happen. In addition, my husband and I are first-time home buyers and as such qualify for the tax rebate which will be used to repay this generous loan. We hope with your help that we can make this happen. Thank-you!

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	74
Revolving Credit Balance:	$12,218.00	Public Records On File:	0
Revolving Line Utilization:	69.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439410

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439410	$4,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439410. Member loan 439410 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,042 / month
Current employer:	Centers for Disease Control and Prevention (CDC)	Debt-to-income ratio:	18.06%
Length of employment:	n/a	Location:	Albuquerque, NM

Home town:	Los Alamos
Current & past employers:	Centers for Disease Control and Prevention (CDC), Sandiagos Mexican Grill, New Mexico State University, AmeriCorps, Fred Hutchinson Cancer Research Center
Education:	New Mexico State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Hello all, We are currently relocating from NM to GA to begin new jobs. My fiance and I both make a good living, pay our bills on time, and believe in fiscal responsibility. We are young, college educated professionals who are relocating at the beginning of October and are looking to have a little bit of a cushion during the move. We have saved our money up until this point, however the expenses associated with our move have proven to be more than what we had originally thought. Our annual income is almost 100K before taxes, our monthly rent in GA will be 1,000 dollars, with 1 car lease and small credit card bills being our only other debts. Thank you

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	29	Months Since Last Delinquency:	20
Revolving Credit Balance:	$3,522.00	Public Records On File:	0
Revolving Line Utilization:	33.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439421

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439421	$13,900	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439421. Member loan 439421 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,481 / month
Current employer:	Honeywell International Inc.	Debt-to-income ratio:	17.66%
Length of employment:	30 years	Location:	Tiffin, OH

Home town:	Tiffin
Current & past employers:	Honeywell International Inc.
Education:	Terra State Community College

This borrower member posted the following loan description, which has not been verified:

I have been working at paying off credit card debt and have never been late in payments and paid more than the minimum. I have received notice that my interest rate is going up in October through no fault of my own. One card had a previous interest rate of 3.99 and they are raising it to over 17%. I have learned my lesson well about carrying a credit balance and am totally committed to getting out of debt.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,716.00	Public Records On File:	0
Revolving Line Utilization:	73.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439451	$20,000	17.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439451. Member loan 439451 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	Real Estate Associates	Debt-to-income ratio:	2.87%
Length of employment:	17 years	Location:	Fort Myers, FL

Home town:
Current & past employers:	Real Estate Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am trying to consolidate some debt to have only one payment

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	7	Months Since Last Delinquency:	9
Revolving Credit Balance:	$9,603.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439465

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439465	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439465. Member loan 439465 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,333 / month
Current employer:	RBI Management Services LLC	Debt-to-income ratio:	13.62%
Length of employment:	1 year 3 months	Location:	SCOTTSDALE, AZ

Home town:	Mercer Island
Current & past employers:	RBI Management Services LLC
Education:	University of Arizona

This borrower member posted the following loan description, which has not been verified:

I am simply making one monthly payment rather than 4 different ones. I have never missed a payment in my life and have been employed every since my college graduation in may of 2008. I have no housing expenses and am looking forward to making 1 payment a month.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,140.00	Public Records On File:	0
Revolving Line Utilization:	64.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439467

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439467	$17,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439467. Member loan 439467 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	UHHS Conneaut Medical Center	Debt-to-income ratio:	12.89%
Length of employment:	16 years 4 months	Location:	Ashtabula, OH

Home town:	Painesville
Current & past employers:	UHHS Conneaut Medical Center, Jefferson Rescue
Education:	Kent State University-Ashtabula Campus

This borrower member posted the following loan description, which has not been verified:

consolidate 2 loans

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,242.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439470

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439470	$18,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439470. Member loan 439470 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Forest Laboratories Inc.	Debt-to-income ratio:	15.98%
Length of employment:	2 years 6 months	Location:	HAUPPAUGE, NY

Home town:	Seoul
Current & past employers:	Forest Laboratories Inc., Pfizer Inc.
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some of the credit card debts with this loan. I have a secure job with brand name pharmaceutical company working with robots and automations. I am willing to pay off my debts without going into the wrong direction. Current interest increase by some of the lenders that I have is not even real. I wish I could get some aid to fix my current financial situation as well as my life.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	28
Revolving Credit Balance:	$48,877.00	Public Records On File:	0
Revolving Line Utilization:	66.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439477

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439477	$14,200	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439477. Member loan 439477 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	Peabody Energy	Debt-to-income ratio:	23.17%
Length of employment:	10 years	Location:	Ofallon, MO

Home town:	St. Charles
Current & past employers:	Peabody Energy
Education:	Ranken Technical College

This borrower member posted the following loan description, which has not been verified:

I am a hard working individual with good job security and good credit history that needs help getting out of credit cards with skyrocketing interest rates. I have disposable income to pay down debt and want more than anything to become debt free so I am dedicated to doing so. Please help!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,236.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439480

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439480	$10,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439480. Member loan 439480 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Self	Debt-to-income ratio:	7.56%
Length of employment:	5 years	Location:	San Francisco, CA

Home town:	Tucson
Current & past employers:	Self, Variety of freelance clients, references available on request
Education:	University of Arizona, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am a freelance writer / blogger who has worked independently for nearly ten years. I am highly responsible with my finances and have been able to consistently pay all of my bills on time in spite of my freelance status. In fact, at the end of 2008, I had paid off all of the credit card debt that I owed and started a savings account. Unfortunately, I've come into a series of health problems this year. I do have health insurance but it's not covering a large percentage of the bills that I have to pay. None of these health problems are ongoing. (They are things like an emergency removal of painful wisdom teeth which cost several thousand dollars.) However, two things have occurred. First, I am having trouble paying the bills without entirely depleting my savings. And second, because of the recovery time for my conditions, I've been working less which has reduced my income. I do have the credit cards necessary to make these payments if needed but was hoping to get a better rate on a private loan since my credit card interest rates are high. I have a very strong history of loan repayment and I do have a steady income despite the fact that it's been reduced due to the medical conditions.

A credit bureau reported the following information about this borrower member on July 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439482

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439482	$9,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439482. Member loan 439482 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,082 / month
Current employer:	Department of Interior (DOI)	Debt-to-income ratio:	19.77%
Length of employment:	1 year 3 months	Location:	Herndon, VA

Home town:
Current & past employers:	Department of Interior (DOI)
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I have never been late repaying a debt. We had an unexpected pregnancy in graduate school and our student health insurance policy through AIG refused to cover any pregnancy costs. As a result, we racked up considerable credit card debt. I finished graduate school and for the past year have had a very stable government job. The government is repaying my student loans and I am in the process of repaying our credit card debt. The credit card rate on one of our cards is very high and I am hoping to get a better rate through this site.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$40,781.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439493

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439493	$20,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439493. Member loan 439493 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Rx Two Pharmacy Services, Inc	Debt-to-income ratio:	0.82%
Length of employment:	3 years 6 months	Location:	Irvine, CA

Home town:	West Covina
Current & past employers:	Rx Two Pharmacy Services, Inc, New Century Financial
Education:	Chapman University

This borrower member posted the following loan description, which has not been verified:

I am looking to payoff money borrowed on margin which is creating a balloon payment situation. I would prefer to not liquidate income earning assets to payoff the balloon payment. If more than $20,000 is available, that would be acceptable too.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,363.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439501

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439501	$20,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439501. Member loan 439501 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,167 / month
Current employer:	us government	Debt-to-income ratio:	16.42%
Length of employment:	26 years 9 months	Location:	Pittsburgh, PA

Home town:	Clinton
Current & past employers:	us government
Education:	SUNY at Fredonia

This borrower member posted the following loan description, which has not been verified:

I am just coming out some unexpected bills (large medical bills involving my daughters and wife, a car dying and another needing a new transmission). During that time I had volunteered doing a lot of campaign work during the '09 election. I had good credit but missed payments during the election month on sheer exhaustion and oversight on my part . Additionally I had transferred some of debt to low rate credit cards seeking temporary relief when my rates all got jacked up. After 3 years of frozen salary(due to imposed work rules, since removed) I am looking at a pay increase in Jan of 2010 and would like to start getting out of this credit card choke hold before then. I am a good candidate in that I have steady employment, good income, and good payment history. I also own my own home and live in a good neighborhood in an area that hasn"t been hit by the housing crash and has a reasonable cost of living (Pittsburgh,PA).

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77,324.00	Public Records On File:	0
Revolving Line Utilization:	75.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439502

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439502	$4,900	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439502. Member loan 439502 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	sourse one staffing	Debt-to-income ratio:	5.51%
Length of employment:	4 years 4 months	Location:	nutley, NJ

Home town:	Newark
Current & past employers:	sourse one staffing, pitarki curiel services
Education:	Academy of Art University

This borrower member posted the following loan description, which has not been verified:

i want to get the money for take a couples day vacation

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,682.00	Public Records On File:	0
Revolving Line Utilization:	44.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439505

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439505	$16,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439505. Member loan 439505 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Margolin Winer Evens LLP	Debt-to-income ratio:	13.68%
Length of employment:	7 years 9 months	Location:	FRESH MEADOWS, NY

Home town:	Pune
Current & past employers:	Margolin Winer Evens LLP, BDO Seidman LLP
Education:	Hofstra University

This borrower member posted the following loan description, which has not been verified:

I have made regular payments on my debt and I have a steady job.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,630.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439514

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439514	$15,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439514. Member loan 439514 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Small Smiles	Debt-to-income ratio:	13.47%
Length of employment:	1 year	Location:	Aurora, CO

Home town:
Current & past employers:	Small Smiles
Education:	Loma Linda University, Colorado State University (CSU)

This borrower member posted the following loan description, which has not been verified:

I do have good credit, I need the money to consolidate some of my debt, I'm a dentist with 160,000 $ annual salary. I never been late on a payment and I'm very financial organized and I'm planning to pay this loan off within 6-9 months. I'm looking for lower interest rate.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,407.00	Public Records On File:	0
Revolving Line Utilization:	42.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439523

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439523	$5,175	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439523. Member loan 439523 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	presbyterian home	Debt-to-income ratio:	22.86%
Length of employment:	6 months	Location:	sherrill, NY

Home town:	auburn
Current & past employers:	presbyterian home, Wendy's International, Unisys Corp., Foot Locker
Education:	Cayuga County Community College, SUNY Institute of Technology at Utica-Rome

This borrower member posted the following loan description, which has not been verified:

would like to get lower int rate pay bills on time

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,688.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439524

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439524	$3,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439524. Member loan 439524 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,900 / month
Current employer:	Finish Line	Debt-to-income ratio:	0.79%
Length of employment:	1 month	Location:	BIRDSBORO, PA

Home town:
Current & past employers:	Finish Line
Education:	Philadelphia university

This borrower member posted the following loan description, which has not been verified:

Well I've just graduated college and now went from poor college kid to broke college kid. I recently adopted a kitten who needs all kinds of vaccines and in hopes to start my new life, I need to move closer to my job. I am applying for this loan to get my kitty in good health and pay the security deposit on an apartment instead of driving an hour and a half to work everyday. I have every intention to pay back and hope that all the money my parents and I have put into college doesn't go to waste. Help me make my life after college not so financially stressful!

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$208.00	Public Records On File:	0
Revolving Line Utilization:	3.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439535

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439535	$18,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439535. Member loan 439535 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,667 / month
Current employer:	EatonGolden	Debt-to-income ratio:	8.22%
Length of employment:	6 years	Location:	MINNEAPOLIS, MN

Home town:	Golden valley
Current & past employers:	EatonGolden, Larsen Design + Interactive, Pondview Productions, IVI Publishing, Schmitt Music
Education:	University of Minnesota-Twin Cities, School of Communication Arts

This borrower member posted the following loan description, which has not been verified:

debt consolidate

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1989	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,965.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439546	$3,000	12.87%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439546. Member loan 439546 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,267 / month
Current employer:	Cypress Creek Personnel	Debt-to-income ratio:	13.58%
Length of employment:	3 months	Location:	State College, PA

Home town:	Mountainhome
Current & past employers:	Cypress Creek Personnel, Redifer Dining Commons - Penn State, Penn State Rec Sports, Fantasia Products
Education:	Penn State University - University Park

This borrower member posted the following loan description, which has not been verified:

Traveled to Houston, Texas in the summer of 2009 for summer work. Job went well until car was stolen with no remedy from insurance. Moved back to college short of money due to the loss of transportation. Need money to pay off debts in Houston and start fresh.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	62.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 439547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439547	$11,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439547. Member loan 439547 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	hms host	Debt-to-income ratio:	10.03%
Length of employment:	3 months	Location:	woodhaven, NY

Home town:	guyana
Current & past employers:	hms host, otg management
Education:	elisa rickel dominguez

This borrower member posted the following loan description, which has not been verified:

i will like to pay of all my bills and just have one bill to focus on cuz i am a single mom and my daugther had just came to this contry so it been really hard...so please i will apriciate this loan to start of on 0 again

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	24
Revolving Credit Balance:	$8,245.00	Public Records On File:	0
Revolving Line Utilization:	33.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439550

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439550	$10,500	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439550. Member loan 439550 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,483 / month
Current employer:	Dept of VA affairs	Debt-to-income ratio:	19.63%
Length of employment:	1 year 6 months	Location:	LITITZ, PA

Home town:	Lancaster
Current & past employers:	Dept of VA affairs
Education:	Univesity of Delaware, Millersville University of Pennsylvania

This borrower member posted the following loan description, which has not been verified:

Hello!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1991	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,020.00	Public Records On File:	0
Revolving Line Utilization:	64.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439561	$18,400	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439561. Member loan 439561 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,083 / month
Current employer:	Rockwell Group	Debt-to-income ratio:	13.09%
Length of employment:	18 years	Location:	Fort Lauderdale, FL

Home town:	Long Island
Current & past employers:	Rockwell Group, E-LOAN
Education:	Southern Methodist University, University of Dallas Graduate School

This borrower member posted the following loan description, which has not been verified:

??? Purpose: Fund Short-Term Google Spend ??? Need: Bridge Loan for New Client Expansion ??? Term: 36 Months ??? Repay: 100% Repayment Record ??? Income: $11,730 Monthly Gross ??? New: Additional $4000 + % of Spend ??? A/R: $16,700 from 3 Year Client ??? Expense: Google Search Engine Marketing ??? Client Repay: Client to repay Cost Plus Management Fee Time: 60 Days Client is established company that has great track record and comes as a referral to my organization.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,375.00	Public Records On File:	0
Revolving Line Utilization:	17.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439564

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439564	$12,300	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439564. Member loan 439564 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Summer Hill Inc	Debt-to-income ratio:	6.43%
Length of employment:	10 years 3 months	Location:	Erlanger, KY

Home town:	Cove
Current & past employers:	Summer Hill Inc
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to payoff 3 credit cards 1.) Capital One 2.) Discover and 3.) Chase and then close Discover and Chase credit cards.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,422.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439566

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439566	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439566. Member loan 439566 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	manhattan beer distributors	Debt-to-income ratio:	14.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	santo domingo
Current & past employers:	manhattan beer distributors
Education:	city college n.y.

This borrower member posted the following loan description, which has not been verified:

this loan will help me to consolidate my credit cards debts,and be more confident financially

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,004.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439575	$10,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439575. Member loan 439575 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	dept of veterans affairs	Debt-to-income ratio:	22.03%
Length of employment:	5 years 11 months	Location:	edinburg, TX

Home town:	FRANKFURT
Current & past employers:	dept of veterans affairs, INTERNATIONL BANK OF COMMERCE
Education:	South Texas College

This borrower member posted the following loan description, which has not been verified:

reason for loan is to have one easy payment,to eliminate high enterest rate loans into one easy low interest payment.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	52
Revolving Credit Balance:	$4,232.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439583

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439583	$12,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439583. Member loan 439583 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,917 / month
Current employer:	Professional Rehab Services	Debt-to-income ratio:	11.86%
Length of employment:	2 years	Location:	New Castle, PA

Home town:	Cleveland
Current & past employers:	Professional Rehab Services, Rehab Works
Education:	Cleveland State University

This borrower member posted the following loan description, which has not been verified:

I am an occupational therapist/director of operations and in January I became pregnant. Knowing that I would be out on maternity leave I decided to start an ebay busniess in January. My ebay business has become very successful. I continued working till June as a occupational therapist but took leave and moved to Florida with my husband. I never stopped doing the ebay business since I love it and have fun. I will go back to being an occupational therapist after the baby is born and will still keep my ebay business. The reason I need the money is that I was offered a great deal on a life long collection of antique toys in mint condition for 20,000. I know from past experience that I can at least double the money without a problem. I am going to use 8,000 of my own money.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	30
Revolving Credit Balance:	$34,057.00	Public Records On File:	0
Revolving Line Utilization:	63.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439600

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439600	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439600. Member loan 439600 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,750 / month
Current employer:	Epocrates	Debt-to-income ratio:	11.57%
Length of employment:	1 year 5 months	Location:	staten Island, NY

Home town:	Brooklyn
Current & past employers:	Epocrates, Dendrite International, Banco Republica Oriental Del Uruguay, Franklin Group, Mandee
Education:	Katherine Gibbs, SUNY Empire State College, CUNY Borough of Manhattan Community College

This borrower member posted the following loan description, which has not been verified:

Need to borrow 8,000.00 to consolidate some credit cards and use 2,800.00 to pay of my car which me an my wife purchased. We purchased the car 4 years ago on a smart buy deal but she never saved the money for the balance and spent it on her school and now I need it to pay for my car so I can keep it.

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	27	Months Since Last Delinquency:	22
Revolving Credit Balance:	$9,929.00	Public Records On File:	0
Revolving Line Utilization:	32.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439604

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439604	$2,400	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439604. Member loan 439604 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$3,514 / month
Current employer:	USD 383 School District	Debt-to-income ratio:	11.47%
Length of employment:	15 years 1 month	Location:	Manhattan, KS

Home town:	Oklahoma City
Current & past employers:	USD 383 School District
Education:	Kansas State University

This borrower member posted the following loan description, which has not been verified:

My husband, in an effort to find a more profitable career, has decided to return to school to complete a welding certificate. We need to purchase some equipment and tools for his schooling. In addition, he must cut his current work hours back to part-time. In 9 months he will have a completed certificate and can potentially make more than three times what he is currently making without any formal post-secondary education. Thank you for considering helping our family!

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,852.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439625

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439625	$10,000	11.14%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439625. Member loan 439625 was requested on September 3, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	MIT Lincoln Labs	Debt-to-income ratio:	13.03%
Length of employment:	1 year 3 months	Location:	WATERTOWN, MA

Home town:	rockwall
Current & past employers:	MIT Lincoln Labs, arbor networks, 21st century technologies, applied research laboratories, pricewaterhousecoopers, Anheuser-Busch
Education:	The University of Texas at Austin, Johns Hopkins University, Harvard University

This borrower member posted the following loan description, which has not been verified:

This is for a 1.03 Ct Diamond ring, Ex Cut,polish, and symmetry, VS2, F color

A credit bureau reported the following information about this borrower member on September 3, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,960.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439641

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439641	$20,000	17.39%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439641. Member loan 439641 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	vana beauty salon	Debt-to-income ratio:	13.51%
Length of employment:	4 years 2 months	Location:	sacramento, CA

Home town:	san jose
Current & past employers:	vana beauty salon
Education:	sju

This borrower member posted the following loan description, which has not been verified:

i need to get a loan to remodel my salon, its in business over 7 years, i have good credit history with payment history.i currently have 4 credit cards with $3500 balance overall.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,574.00	Public Records On File:	0
Revolving Line Utilization:	35.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439646

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439646	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439646. Member loan 439646 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,167 / month
Current employer:	Ball Corp.	Debt-to-income ratio:	14.40%
Length of employment:	31 years 2 months	Location:	Perrysburg, OH

Home town:	Bowling Green
Current & past employers:	Ball Corp., diffco
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to catch up on some bills. I have never had a problem repaying a loan and you can clearly see that from my credit report! I just went through a divorce within the last year and if you have ever been divorced I don't have to tell you what that can do to your finances. Thanks! Stephen

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,489.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439656

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439656	$13,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439656. Member loan 439656 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	n/a	Debt-to-income ratio:	13.20%
Length of employment:	3 years	Location:	BLACKSBURG, VA

Home town:
Current & past employers:
Education:	Purdue University-Main Campus

This borrower member posted the following loan description, which has not been verified:

This will help me reduce my interest costs and pay off the credit cards and be debt-free sooner. I have never been late on any of my payments, bills, etc. Always on time. I am requesting this loan to pay-off credit cards which have adjusted to a higher rate as of lately.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$38,433.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439664

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439664	$20,000	11.48%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439664. Member loan 439664 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Johnson & Johnson	Debt-to-income ratio:	10.07%
Length of employment:	4 years 5 months	Location:	brick, NJ

Home town:	Summit
Current & past employers:	Johnson & Johnson
Education:	Ithaca College

This borrower member posted the following loan description, which has not been verified:

Will be investing in my father's business.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$760.00	Public Records On File:	0
Revolving Line Utilization:	1.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439667

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439667	$16,100	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439667. Member loan 439667 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	HEALTH CARE SERVICE CORPORATION	Debt-to-income ratio:	10.89%
Length of employment:	5 months	Location:	CHICAGO, IL

Home town:	DeWit
Current & past employers:	HEALTH CARE SERVICE CORPORATION, CNA FINANCIAL CORPORATION
Education:	Northwestern University, DePaul University

This borrower member posted the following loan description, which has not been verified:

Lenders, I'm currently shopping for financing options to consolidate my credit card debt. Credit rating is excellent, looking for relief on interest rates and set up a structured 24-30 month payment plan.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,942.00	Public Records On File:	0
Revolving Line Utilization:	40.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439669

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439669	$9,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439669. Member loan 439669 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,745 / month
Current employer:	William Blair & Company	Debt-to-income ratio:	16.72%
Length of employment:	2 years 2 months	Location:	Chicago, IL

Home town:	Oak Park
Current & past employers:	William Blair & Company, Spectrum Global Fund Administration
Education:	Illinois State University

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to consolidate my credit card debt. I have always paid my bills on time and paid more than the minimum balance. Back in March one of my credit card companies raised the interest rates on my card and I just can't stand paying 23% interest anymore. My other card has a 17% interest rate and I would feel so much better being able to pay one lower rate and be able to pay off the debt more quickly. My goal is to be completely debt free in one year from now and even sooner if possible.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	65
Revolving Credit Balance:	$8,654.00	Public Records On File:	0
Revolving Line Utilization:	24.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439686

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439686	$18,000	14.96%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439686. Member loan 439686 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Bluetep Marketing Inc	Debt-to-income ratio:	11.55%
Length of employment:	2 years 3 months	Location:	pinehurst, TX

Home town:	Houston
Current & past employers:	Bluetep Marketing Inc
Education:	ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

Hello guys I have very good credit and I need a loan for my business in order secure office furniture and equipment.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	60
Revolving Credit Balance:	$5,341.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439689

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439689	$20,000	14.61%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439689. Member loan 439689 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	American Association for Clinical Chemistry	Debt-to-income ratio:	14.84%
Length of employment:	4 years 9 months	Location:	ALEXANDRIA, VA

Home town:	Lancaster
Current & past employers:	American Association for Clinical Chemistry, Starbucks Coffee
Education:	George Mason University

This borrower member posted the following loan description, which has not been verified:

I'm cutting the cord to my credit cards. I plan to pay everything off with this loan so I can start saving for a home. I'm employed as a science writer in Washington, D.C. at a nonprofit. Employment market is good here, and I have a solid work history. Just a responsible guy who made some dumb purchasing decisions with credit. Thanks for reading.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,916.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439699

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439699	$14,400	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439699. Member loan 439699 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Mary Rutan Hosiptal	Debt-to-income ratio:	15.77%
Length of employment:	28 years 6 months	Location:	Bellefontaine, OH

Home town:	Bellefontaine
Current & past employers:	Mary Rutan Hosiptal, Westinghouse
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to retire in about 2/years,then just work part time.Ive been at Mary Rutan Hosiptal for 28years at food and nutrition,the last 10 years has been in mangement.Would like to be able to breath a little.Would close out account on at least 3 credit cards.THANK YOU FOR LISTENING.Vicki Dodds

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,703.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439700

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439700	$18,000	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439700. Member loan 439700 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Citadel Media	Debt-to-income ratio:	2.85%
Length of employment:	1 year 10 months	Location:	Bronxville, NY

Home town:	Salinas
Current & past employers:	Citadel Media, MJI Interactive, Clear Channel Communications
Education:	California State University-Monterey Bay (CSU Monterey Bay), French Culinary Institute

This borrower member posted the following loan description, which has not been verified:

Thank you for your consideration. In the midst of our current economic climate, I've found it to be extremely challenging to obtain financing for culinary school. I am employed as a Digital Media Account Executive, but have decided to pursue my passion for cooking and will begin my culinary education this month at the French Culinary Institute in New York City. My intent is to continue working full-time, while I partake in evening classes three nights a week. The purpose of my loan is to supplement the remaining portion of the $36,200 tuition which I am paying partially through personal savings. Historically my credit history has seen some minor blemishes, but I have done my very best over the course of the last 36 months to keep it spotless. I am a home owner and keep minimal revolving debt. As a loan candidate I feel that I am extremely responsible and a limited liability based on my income, payment history, and employment status.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$4,389.00	Public Records On File:	0
Revolving Line Utilization:	7.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439702

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439702	$15,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439702. Member loan 439702 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	Self	Debt-to-income ratio:	6.15%
Length of employment:	10 years	Location:	Smithville, OH

Home town:	Orrville
Current & past employers:	Self
Education:	University of Akron Main Campus

This borrower member posted the following loan description, which has not been verified:

This would be a bridge loan until the final paper work goes through for a business I took over a business that has been in business for 26 years, and we just finished a expansion of our third store. Things are going well we are just out of working capital. I have loaned the business all the money I am able at this time. Sometime in the next 30-days my business loan will be finalized and I will repay myself and also this loan. I am looking for a quick and fast loan for working capital reasons.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,156.00	Public Records On File:	0
Revolving Line Utilization:	76.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439703

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439703	$2,375	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439703. Member loan 439703 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Team Health Midwest	Debt-to-income ratio:	16.48%
Length of employment:	3 years 2 months	Location:	Berea, OH

Home town:	Toledo
Current & past employers:	Team Health Midwest, self
Education:	University of cincinnati college of medicine

This borrower member posted the following loan description, which has not been verified:

missed payment, 2 days late;they increased payments to double and rate to 30%, wish this loan to be consolidated with current lending club loan of Homer Wesley Brown; told rate payment would be essentially the same (169) with a longer payback time. thank you.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	25
Revolving Credit Balance:	$3,689.00	Public Records On File:	0
Revolving Line Utilization:	22.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 439747

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439747	$8,000	16.35%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439747. Member loan 439747 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,667 / month
Current employer:	North GA Virtual Services	Debt-to-income ratio:	0.38%
Length of employment:	5 years	Location:	Lake Village, AR

Home town:	Dallas
Current & past employers:	North GA Virtual Services
Education:

This borrower member posted the following loan description, which has not been verified:

I want to thank you for your consideration. My son has been very sick this past year. He was 8 years when we found a brain aneuysm. We had to take him back and forth to the Mayo Clinic in Jacksonville Florida because we live in a small town. We wanted only the best treatment he could get. They truly saved him. Our Insurance is 80/20. They finally decided that surgery was the only option left after the medication was not working very well and the side effects were so bad. This option will now give him the chance to be a kid again. We now have to pay the difference. This loan would help pay that off and take the stress off of us. We thank you again for your consideration.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$200.00	Public Records On File:	0
Revolving Line Utilization:	66.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439749	$20,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439749. Member loan 439749 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	NAI	Debt-to-income ratio:	11.37%
Length of employment:	4 years 5 months	Location:	chicago, IL

Home town:	Birmingham
Current & past employers:	NAI
Education:	Michigan State University

This borrower member posted the following loan description, which has not been verified:

My business is turning a year old this month and is growing monthly with great reviews and many happy repeat customers. I took out some credit card debt to open the business and would like to combine some of it at a lower rate to improve my cash flow. I have good personal credit and have a personal financial investment in the business as well, so I have a strong determination to ensure that it strives.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$56,558.00	Public Records On File:	0
Revolving Line Utilization:	72.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439750

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439750	$20,000	12.18%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439750. Member loan 439750 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,842 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	10.31%
Length of employment:	9 years 1 month	Location:	LOUISVILLE, KY

Home town:	LOUISVILLE
Current & past employers:	JPMorgan Chase & Co.
Education:	Sullivan University

This borrower member posted the following loan description, which has not been verified:

REMODELING HOME; WILL USE PORTION TO PAY RECENTLY PURCHASED SERVICES -- ALL CARPET PULLED UP, ALL NEW LAMINATE FLOORING INSTALLED, INTERIOR PAINT ON ENTIRE HOUSE, NEW FURNITURE; FUTURE LOAN PURPOSES -- REMODELING BATH ROOM, REPLACEMENT WINDOWS, GARAGE DOOR & SYSTEM, EXTERIOR PAINT, SHED, GUTTER WORK, POSSIBLE ELECTRICAL WORK, ENERGY SAVING WASHER & DRIER, FRONT & BACK SCREEN DOORS, CLOSET DOORS, WINDOW TREATMENTS, REPLACING BACK YARD FENCING, LIGHT FIXTURES, ETC. FINANCIAL NOTE: PARENTS PAY $200/MONTH FOR MY $254 FINANCIAL AID PAYMENT.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	55
Revolving Credit Balance:	$4,756.00	Public Records On File:	0
Revolving Line Utilization:	10.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439766

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439766	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439766. Member loan 439766 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	eshelman transportation	Debt-to-income ratio:	23.07%
Length of employment:	3 years	Location:	reading, PA

Home town:	Philadelphia
Current & past employers:	eshelman transportation
Education:	Community College of Philadelphia

This borrower member posted the following loan description, which has not been verified:

I will use this money to pay off a personal loan that I took last year at an interest rate that was much too high and get some dental work done. I am a reliable and responsible candidate for this loan because I always pay my bills on time.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	32
Revolving Credit Balance:	$3,334.00	Public Records On File:	0
Revolving Line Utilization:	23.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439769	$20,000	11.83%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439769. Member loan 439769 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,272 / month
Current employer:	U.S. Secret Service	Debt-to-income ratio:	19.22%
Length of employment:	20 years 6 months	Location:	Dumfries, VA

Home town:	Bangkok
Current & past employers:	U.S. Secret Service
Education:	Wake Forest University

This borrower member posted the following loan description, which has not been verified:

I'd like a loan that would allow me to pay off my three credit cards by letting me pay just one payment a month instead of three separate payments. I will close the Chase Card and the Bank of America card and keep the FIA Card

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$121,874.00	Public Records On File:	0
Revolving Line Utilization:	54.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439778

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439778	$13,000	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439778. Member loan 439778 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	EGS Electrical Group	Debt-to-income ratio:	0.05%
Length of employment:	1 year	Location:	Park Ridge, IL

Home town:	Marshalltown
Current & past employers:	EGS Electrical Group, Deere & Company, Emerson Electric
Education:	Wake Forest University, University of Wisconsin-Madison, University of Iowa

This borrower member posted the following loan description, which has not been verified:

I am selling my home to relocate and plan to sell one of my cars in order to pay the realtor fees. I am seeking a loan in case the vehicle does not sell before closing on the house. The closing is in 6 weeks and I expect the vehicle to sell for $22,000 to $24,000. Income & Expenses: My after tax income is $8000/month. I carry no credit card debt and have 1 car payment of $460/month. Upon selling my home, my living expenses will decrease by $1000/month. Assets: I have over $150,000 in retirement investment accounts.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,563.00	Public Records On File:	0
Revolving Line Utilization:	8.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439781

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439781	$15,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439781. Member loan 439781 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,533 / month
Current employer:	retired	Debt-to-income ratio:	0.00%
Length of employment:	n/a	Location:	tarentum, PA

Home town:
Current & past employers:	retired
Education:

This borrower member posted the following loan description, which has not been verified:

Excellent credit Loan used to make improvements on home

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439782

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439782	$7,500	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439782. Member loan 439782 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	city of dania beach	Debt-to-income ratio:	11.93%
Length of employment:	2 years 2 months	Location:	pembroke pines, FL

Home town:	Madison
Current & past employers:	city of dania beach, town of davie
Education:	none

This borrower member posted the following loan description, which has not been verified:

ineed of loan for surgery asap

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,140.00	Public Records On File:	0
Revolving Line Utilization:	54.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439787

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439787	$20,000	16.70%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439787. Member loan 439787 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	American Maritime Officers Plans	Debt-to-income ratio:	24.60%
Length of employment:	2 years 6 months	Location:	Davie, FL

Home town:	Davie
Current & past employers:	American Maritime Officers Plans, United Health Group Inc.
Education:	Broward Community College, Everest University

This borrower member posted the following loan description, which has not been verified:

Need to pay off credit card and remodel my home Thank you. M. Collins Okwen

A credit bureau reported the following information about this borrower member on August 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	26
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	49.63%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439800

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439800	$3,500	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439800. Member loan 439800 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Portescap	Debt-to-income ratio:	17.89%
Length of employment:	2 years 4 months	Location:	PHILADELPHIA, PA

Home town:
Current & past employers:	Portescap
Education:	University of New Hampshire-Main Campus (UNH)

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current credit card dept aquired during a recent relocation. The debt was aquired putting a down payment on and furnishing a new apartment. I have good credit, have never defaulted on any payment and am looking to save myself money on interest rates. I have a very reliable source of income that will allow me to meet future payments and an income level that I can maintain the payments along with all other cost of living expenses.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,973.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 439834

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439834	$2,800	13.57%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439834. Member loan 439834 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,400 / month
Current employer:	The Bottle Shoppe	Debt-to-income ratio:	8.29%
Length of employment:	5 months	Location:	Brooklyn, NY

Home town:	Syracuse
Current & past employers:	The Bottle Shoppe
Education:	SUNY at Buffalo

This borrower member posted the following loan description, which has not been verified:

My name is Robert Ellis. I'm living in Brooklyn, NY and I'd like a loan to be able to afford a car. I'd like to be able to get to work and around town a little more conveniently, as well as to be able to visit home (Syracuse, NY) more often to see family. My credit is good and I've had a well paying and reliable job for the past five months. I'm also in the process of applying to get my Master's degree, and would use the car to visit schools and hopefully get me there when the time comes. I've held a job consistently since I was 16, and have always paid for everything on time. A friend of mine is selling her car, which is in good shape and has just over 100k miles. This loan would help me to get the car I need, and would be the assistance I'm looking for in securing my future. Thank you, Robert Ellis

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$260.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439837

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439837	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439837. Member loan 439837 was requested on September 4, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,833 / month
Current employer:	MySpace	Debt-to-income ratio:	7.50%
Length of employment:	1 year 11 months	Location:	Los Angeles, CA

Home town:	West Hartford
Current & past employers:	MySpace
Education:	University of Connecticut

This borrower member posted the following loan description, which has not been verified:

I have a guaranteed bonus of 10k end of this year which I was going to use to pay off all these credit cards. I want to pay them off faster and at a lower rate in the mean time. I make 130k yearly. I have investments that are losing money of about 30k but don't want to sell since that would mean a big lost. So no matter what I will have funds to pay this off quick.

A credit bureau reported the following information about this borrower member on September 4, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	24	Months Since Last Delinquency:	10
Revolving Credit Balance:	$12,907.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 439848

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439848	$10,000	14.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439848. Member loan 439848 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,167 / month
Current employer:	Exelon Corp.	Debt-to-income ratio:	0.84%
Length of employment:	4 years 2 months	Location:	Northbrook, IL

Home town:	Northbrook
Current & past employers:	Exelon Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

I work on Forex market and I can offer a 5% profit on a monthly basis to everyone who is interested in investing on this market. You can try with as little as 100$.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,448.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439879

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439879	$11,600	8.94%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439879. Member loan 439879 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,880 / month
Current employer:	Asplundh Local 351 electrical union	Debt-to-income ratio:	12.35%
Length of employment:	2 years 2 months	Location:	monroeville, NJ

Home town:	Philadelphia
Current & past employers:	Asplundh Local 351 electrical union
Education:

This borrower member posted the following loan description, which has not been verified:

I am a union employee, under contract until 2014. I have never been late on a single bill. I understand and value the importance of my credit profile. I have a ten month old son and wonderful wife. We are looking to pay off all of our unsecured debt at a rate that banks cannot seem to offer. We are excited to join LendingClub in hopes that we have finally found a respectable interest rate. My wife is a finance manager. We are responsible borrowers and have reviewed our debt to income ratio, our obligations, and our choices carefully. We hope that you may help us in our dream to become completely free of revolving debt and purchase our family car. Thank you so much for reviewing my request and I am happy to answer any questions you may have.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,061.00	Public Records On File:	0
Revolving Line Utilization:	10.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439927	$11,500	8.59%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439927. Member loan 439927 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Mel Foster	Debt-to-income ratio:	1.80%
Length of employment:	3 years	Location:	Bettendorf, IL

Home town:	Chicago
Current & past employers:	Mel Foster
Education:	St Ambrose

This borrower member posted the following loan description, which has not been verified:

Tearing down old garage and replacing with a 24 X24. Checked with bank, don't want to do equity loan. Bank checked credit score on 9/1/09 for approval of loan. Score was 789.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1988	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,324.00	Public Records On File:	0
Revolving Line Utilization:	5.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439948	$4,800	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439948. Member loan 439948 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	law office of bailey and associates	Debt-to-income ratio:	8.96%
Length of employment:	7 years 9 months	Location:	covington, GA

Home town:	Covington
Current & past employers:	law office of bailey and associates, april green
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

i need to pay of sum unexpected medical bills that my insurance wont cover

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,552.00	Public Records On File:	0
Revolving Line Utilization:	21.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439952

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439952	$15,850	15.65%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439952. Member loan 439952 was requested on September 5, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Yahoo Inc.	Debt-to-income ratio:	22.84%
Length of employment:	5 years 1 month	Location:	San Jose, CA

Home town:	San Jose
Current & past employers:	Yahoo Inc.
Education:	University of Phoenix-Online Campus

This borrower member posted the following loan description, which has not been verified:

Dear lenders: Although I have been paying my credit cards on time each month, due to the high interest rates and finance charges, balance is not reducing at all and I feel as though I am being cheated into these charges. I'd like to pay my cards off and make one monthly payment which will benefit both you and I. Thanks, Amit Narayan.

A credit bureau reported the following information about this borrower member on September 5, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$22,684.00	Public Records On File:	0
Revolving Line Utilization:	89.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 438443

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
438443	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 438443. Member loan 438443 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	City Year	Debt-to-income ratio:	17.68%
Length of employment:	5 years 2 months	Location:	PHILADELPHIA, PA

Home town:	Philadelphia
Current & past employers:	City Year
Education:	Eastern University

This borrower member posted the following loan description, which has not been verified:

For roofing and insolation.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,757.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 439366

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439366	$5,000	7.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439366. Member loan 439366 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,525 / month
Current employer:	WellPoint Inc.	Debt-to-income ratio:	12.91%
Length of employment:	1 year	Location:	Delaware, OH

Home town:	Magnetic Springs
Current & past employers:	WellPoint Inc., State of Ohio ODRC
Education:	Penn Foster

This borrower member posted the following loan description, which has not been verified:

I have maintained steady employment for many years. I have excellent above average credit. My total indebtedness for everything I own in my life is 31k. I would really like to consolidate everything and have only one payment, but your limit is 20k. I have excellent life insurance and would appropriate funds to pay off this loan in case of my untimely death. Please review my credit and consider my debt for a loan consolidation. I would like to be debt free within 7 years. Thank you for your assistance!

A credit bureau reported the following information about this borrower member on September 2, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1985	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,813.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 439496

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439496	$1,200	13.22%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439496. Member loan 439496 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,981 / month
Current employer:	United States Air Force	Debt-to-income ratio:	8.78%
Length of employment:	1 year	Location:	Davis Monthan AFB, AZ

Home town:	Oswego
Current & past employers:	United States Air Force, Pacific Sunwear, 24 Hour Fitness, Abercrombie & Fitch Co., Barrington Properties, Price Chopper, A Cut Above Lawn Care, Target, Walmart
Education:	University of Central Missouri, College of DuPage, Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan for the amount of $1200 for unforeseen car repairs. I would make a reliable, good canadiate for several reasons. For one I am a active duty member of the US Air Force and have a steady income thats a guaranteed amount every month. I dont have any lodging or food expenses since I live in on base. I am 24 and have had previous experience with credit and loans and paying them back in a timely matter. The reason for my subprime credit score was due to late payments on my credit card while I was in between jobs and college. But all of my car notes, current credit cards and student loans are in good standing and I exceed each monthly minimum payment.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,328.00	Public Records On File:	0
Revolving Line Utilization:	83.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 439875

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
439875	$18,000	17.04%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 439875. Member loan 439875 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,833 / month
Current employer:	Medical Center of Plano	Debt-to-income ratio:	17.74%
Length of employment:	6 years 9 months	Location:	AUBREY, TX

Home town:	Irving
Current & past employers:	Medical Center of Plano
Education:	Sanford-Brown Institute-Dallas, University of North Texas

This borrower member posted the following loan description, which has not been verified:

I am not behind on any of my payments. I am seeking a consolidation loan simply to put my mind at ease that there is an end to the Credit Card Chaos, so to speak. I am tyring to expand my family and don't want to do so with so much debt hanging over my head. I would love to be able to consolidate my debt in to one easy payment that has an end to it, unlike credit cards where the interest keeps adding up and it seems like there is no end in sight. I understand my credit rating is on the low side of "good". I believe I am a reliable person in paying my debt...I simply have too much.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1995	Delinquent Amount:	$0.00
Open Credit Lines:	23	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	43	Months Since Last Delinquency:	9
Revolving Credit Balance:	$18,938.00	Public Records On File:	0
Revolving Line Utilization:	53.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440002

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440002	$20,000	15.31%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440002. Member loan 440002 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	LAMB ENTRPRISES LLC	Debt-to-income ratio:	0.11%
Length of employment:	25 years 6 months	Location:	LOS ANGELES, CA

Home town:	FRESNO
Current & past employers:	LAMB ENTRPRISES LLC
Education:	BERKLEY

This borrower member posted the following loan description, which has not been verified:

I have very good credit and over 25 years in building , property management and selling investment properties. I have done my due diligence on areas of real estate investment that will be very profitable at this time. This is proprty that is being sold greatly below current market valu e with equity already in place.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$638.00	Public Records On File:	0
Revolving Line Utilization:	1.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 440014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440014	$3,500	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440014. Member loan 440014 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Menards	Debt-to-income ratio:	0.36%
Length of employment:	10 years 3 months	Location:	EVERGREEN PARK, IL

Home town:
Current & past employers:	Menards
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I had an unexpected hospital stay, and need to pay the rest of the debt off.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	44
Revolving Credit Balance:	$622.00	Public Records On File:	0
Revolving Line Utilization:	36.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 440037

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
440037	$7,000	13.92%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 440037. Member loan 440037 was requested on September 6, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	byerlys restaurants inc	Debt-to-income ratio:	3.60%
Length of employment:	2 years 4 months	Location:	anderson, CA

Home town:	Bellflower
Current & past employers:	byerlys restaurants inc, in-n-out burger, marys pizza shack
Education:	Culinary Institute of America

This borrower member posted the following loan description, which has not been verified:

I have several vehicles in need of repair. Once vehicles are repaired, smog complete and fully registered, I will sell them for a profit. I am looking for a loan to assist me in these repairs.

A credit bureau reported the following information about this borrower member on September 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$896.00	Public Records On File:	0
Revolving Line Utilization:	57.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Posting Report Supplement No. 40 dated September 7, 2009